Center Coast MLP Focus Fund

Class A Shares (CCCAX)
Class C Shares (CCCCX)
Institutional Class Shares (CCCNX)

PROSPECTUS
April 1, 2016

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Center Coast MLP Focus Fund
A series of Investment Managers Series Trust (the “Trust”)

Table of Contents

SUMMARY SECTION	1
MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	10
MANAGEMENT OF THE FUND	20
DISTRIBUTION AND SHAREHOLDER SERVICE PLAN	23
YOUR ACCOUNT WITH THE FUND	24
OTHER INFORMATION	40
FINANCIAL HIGHLIGHTS	44

This Prospectus sets forth basic information about the Fund that you should know before investing. It should be read and retained for future reference.

The date of this Prospectus is April 1, 2016.

SUMMARY SECTION

Investment Objective
The investment objective of the Center Coast MLP Focus Fund (the “Fund”) is to seek maximum total return with an emphasis on providing cash distributions to shareholders.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund. More information about these fees and other discounts is available from your financial professional and in the section titled “Reduced Sales Charges – Class A Shares” on page 30 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)		A Shares		C Shares		Institutional Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.75%(1)		None		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%(2)		1.00%(3)		None
Wire fee		$20		$20		$20
Overnight check delivery fee		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%		1.00%		1.00%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses (includes shareholder service fee of up to 0.15%)		0.22%		0.22%		0.22%
Shareholder servicing fee	0.08%		0.08%		0.08%
Other expenses	0.14%		0.14%		0.14%
Deferred Income Tax Expense (4)		0.00%		0.00%		0.00%
Total annual fund operating expenses(5)		1.47%		2.22%		1.22%

[1]	No initial sales charge applies on investments of $1 million or more.
[2]	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
[3]	No sales charge applies on investments, but a CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of the date of purchase.
[4]	The Fund is structured as a “C” corporation and, unlike traditional mutual funds, the Fund generally will be subject to U.S. federal and state and local income tax on its taxable income. The Fund accrues a deferred tax liability (or asset, net of any valuation allowance) for its future tax liability (or asset) associated with any net investment income (or loss), any realized gains (or losses) on investments and any unrealized appreciation (or depreciation) of its investments in excess of their cost basis as adjusted for the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital. The Fund’s accrued deferred tax liability (or asset), if any, is reflected each day in the Fund’s net asset value per share. Deferred income tax expense (benefit) for a given period includes an estimate of the Fund’s potential tax expense (benefit) if it were to recognize the unrealized gains (or losses) in the portfolio and/or if it were to generate realized gains (or losses) on investments or incur net investment income (or loss). An estimate of deferred tax expense (benefit) is dependent upon the Fund’s unrealized gains (losses) on investments, realized gains (or losses) on investments and on its net investment income (or loss). Accordingly, such deferred tax expenses (benefits) may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense (or benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2015, the Fund did not have any deferred income tax expense. The Fund had a deferred tax benefit resulting from realized losses on investments and a net investment loss, of approximately $59.1 million, and accrued approximately $375.1 million in deferred tax benefit related to unrealized depreciation on investments, resulting in a net deferred tax benefit of approximately $434.2 million. The deferred tax benefit was (14.59%) for each of the Fund’s Class A, Class C and Institutional Shares.
[5]
While the Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding front end or contingent deferred sales load, taxes such as deferred income tax expenses, leverage interest, brokerage commissions, or extraordinary expenses) do not exceed 1.50%, 2.25% and 1.25% of average daily net assets of the Class A Shares, Class C Shares and Institutional Class Shares, respectively, for the Fund’s fiscal year ended November 30, 2015, such fee waiver or expense absorption was not necessary as total annual fund expenses (excluding deferred income tax expenses) were 1.47%, 2.22% and 1.22% for the Fund’s Class A, Class C and Institutional Class Shares, respectively.  The agreement is in effect until March 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
A Shares	$716	$1,013	$1,332	$2,231
C Shares	$328	$694	$1,190	$2,554
Institutional Shares	$124	$387	$670	$1,477

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
C Shares	$225	$694	$1,190	$2,554

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher realized taxes at the Fund level. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in common units of master limited partnerships (“MLPs”) and equity securities of “MLP affiliates” which the Fund’s sub-advisor defines as entities issuing MLP I-shares, general partners of MLPs and other entities that may own interests of MLPs (collectively, “MLP Positions”). While the number of its holdings may vary based upon market conditions and other factors, the Fund intends to invest in a focused portfolio of approximately 20 to 40 high quality MLP Positions which the Fund’s sub-advisor believes will have strong risk adjusted returns and stable and growing cash distributions. The Fund concentrates (i.e., invests more than 25% of its net assets) in securities of companies in the energy industry, and the Fund intends to make the majority of its investments in “midstream” MLPs. Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal. The Fund may invest in securities of MLPs and other issuers that have smaller capitalizations than issuers whose securities are included in major benchmark indices.

The Fund’s sub-advisor, Center Coast Capital Advisors, LP (“Center Coast” or the “Sub-Advisor”), seeks to identify a portfolio of high quality MLPs. In managing the Fund’s assets the Sub-Advisor uses a disciplined investment process focused on due diligence from the perspective of an MLP owner, operator and acquirer.

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The Sub-Advisor first establishes a universe of high quality MLPs (i.e., MLPs with strong risk adjusted returns and stable and growing cash distributions) utilizing a proprietary multifactor model, and then strategically weights those companies using financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target.

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Next the Sub-Advisor evaluates asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential. The Sub-Advisor also assesses management quality, drawing on its previous experience with many of the MLPs’ management teams to evaluate their financial discipline, level of general partner support, operational expertise, strength of their business plans and ability to execute those plans. The Sub-Advisor also includes in the diligence process an assessment of the trading dynamics of the securities issued by the MLPs, including liquidity, identification of fund flow from institutional investors with large holdings in the MLPs, equity overhang (i.e., the difference between funds raised and funds invested) and float (i.e., the number of a company’s shares issued and available to be traded by the general public).

•	The Sub-Advisor then ranks, weights and invests in MLPs based on the Sub-Advisor’s assessment of the durability of their cash flows, relative market valuation and growth potential.

The Sub-Advisor generally sells an investment if it determines that the characteristics that resulted in the original purchase decision have changed materially, the investment is no longer earning a return commensurate with its risk, the Sub-Advisor identifies other investments with more attractive valuations and return characteristics, or the Fund requires cash to meet redemption requests.

The Fund is not managed to meet the pass-through requirements of Sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), which would restrict the Fund’s ability to fully invest in MLPs. As a result, unlike traditional open-end mutual funds, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%) and is subject to state and local income tax by reason of its investments in equity securities of MLPs.

Master Limited Partnerships
An MLP is an entity treated as a partnership under the Code, the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources as set forth in the Code. These qualifying sources include, among others, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Additional information on MLPs and MLP I-shares (“I-Shares”), which represent ownership interests issued by MLP affiliates, can be found in the section entitled “More About the Fund’s Investment Strategies and Risks.”

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Risks of Investing in MLP Units. An investment in MLP units involves additional risks from a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Additional risks inherent to investments in MLP units include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk.

Energy Industry Concentration Risks. A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry. As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences affecting the energy industry. Risks associated with investments in MLPs and other companies operating in the energy industry include but are not limited to the following:

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Commodity Risk. MLPs and other companies operating in the energy industry may be affected by fluctuations in the prices of energy commodities. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact MLP companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.

•	Supply and Demand Risk. MLPs and other companies operating in the energy industry may be impacted by the levels of supply and demand for energy commodities.

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Depletion Risk. MLPs and other energy companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies.

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Environmental and Regulatory Risk. MLPs and other companies operating in the energy industry are subject to significant regulation of their operations by federal, state and local governmental agencies. Additionally, voluntary initiatives and mandatory controls have been adopted or are being studied and evaluated, both in the United States and worldwide, to address current potentially hazardous environmental issues, including hydraulic fracturing and related waste disposal and geological concerns, as well as those that may develop in the future.

•	Acquisition Risk. MLPs owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders.

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Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy industry to carry out acquisitions or expansions in a cost-effective manner. Rising interest rates may also impact the price of the securities of MLPs and other companies operating in the energy industry as the yields on alternative investments increase.

•	Extreme Weather Risk. Weather plays a role in the seasonality of some MLPs’ cash flows, and extreme weather conditions could adversely affect performance and cash flows of those MLPs.

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Catastrophic Event Risk. MLPs and other companies operating in the energy industry are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. Any occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy industry.

Tax Risks. Tax risks associated with investments in the Fund include but are not limited to the following:

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Fund Structure Risk. Unlike open-end mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes and unlike entities treated as partnerships for tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%), will not benefit from current favorable federal income tax rates on long-term capital gains, and will be subject to state and local income taxes by reason of its investments in equity securities of MLPs. Fund income and losses will not be passed through to shareholders. The Fund’s ability to meet its investment objective will depend largely on the amount of the distributions it receives from MLPs (in relation to the taxable income, gains, losses, and deductions allocated to it). The Fund will have no control over the distributions it receives, because the MLPs have the ability to modify their distribution policies from time to time without input from or the approval of the Fund. In addition, changes in tax laws, rates or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLPs in which the Fund invests. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s shareholders.

•	Dividend Distribution Risk. The Fund’s dividend distribution policy is intended to provide consistent monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund. The amount of the Fund’s distributions is based on, among other considerations, cash and stock distributions the Fund actually receives from portfolio investments, including returns of capital, and special cash payments, if any, received to offset distribution reductions resulting from MLP restructurings. The Fund’s distributions also give consideration to the estimated future cash flows of investments held by the Fund.

Because of differences between the time that monthly distributions are paid by the Fund and the time quarterly distributions are received from the MLPs, and because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, in order to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may exceed the amount the Fund actually receives from its portfolio investments. Additionally, since the Fund’s distribution rate is not derived from the Fund’s investment income or loss, the Fund’s distributions do not represent yield or investment return on the Fund’s portfolio. For these reasons, the Fund since its inception has over various periods of time paid dividends in excess of the distributions paid by the Fund’s underlying MLP investments. While the Fund attempts to manage the portfolio to generate positive investment returns, the Fund may not be successful in generating sufficient investment income, gains and incremental cash flow, in excess of fund expenses, to make up for any shortfall between the distributions paid by the Fund and the distributions received by the Fund from its investments. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund.   The Fund is not required to make such distributions and, as a result, the Fund could in the future decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate that it receives from the MLPs in which it invests.  Furthermore, unlike the MLPs in which it invests, the Fund is not a pass through entity.  Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.

It is expected that a portion of the distributions made by the Fund to shareholders will be considered tax-deferred return of capital. A return of capital effectively represents a return of a shareholder’s investment in Fund shares (net of fees thereon), and should not be confused with a dividend from earnings and profits. For a U.S. shareholder, any portion of distributions that is considered a return of capital is not currently taxable, but instead reduces the shareholder’s tax basis in the Fund shares (until the tax basis reaches zero). Reducing a shareholder’s tax basis in the Fund shares will generally increase the amount of gain (or decrease the amount of loss) on a subsequent sale or exchange of the shares. Any gain on a shareholder’s sale or exchange of Fund shares is generally taxable to the shareholder as capital gain. Thus, distributions considered return of capital are often described as tax deferred. Any distributions from the Fund in excess of a shareholder’s tax basis in shares of the Fund and in excess of the shareholder’s portion of the Fund’s earnings and profits will generally be taxable to the shareholder as capital gains. Any portion of distributions that is not considered return of capital is expected to be characterized as qualified dividend income for tax purposes. Qualified dividend income is generally taxable in the year received and does not reduce a shareholder’s tax basis. The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s advisor or Sub-Advisor (e.g. mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, or changes in tax laws). The return of capital portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund’s distributions that is considered return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

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MLP Tax Risk. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax, excise tax or other form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income, return of capital, or capital gain. Thus, if any of the MLPs owned by the Fund were treated as corporations or other form of taxable entity for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced which could cause a material decrease in the net asset value per share (“NAV”) of the Fund’s shares.

Historically, MLPs have been able to offset a significant portion of their taxable income with tax deductions, including depletion, depreciation and amortization expense deductions. The law could change to eliminate or reduce such tax deductions, which effectively shelter or defer taxable income recognized by the Fund. The elimination or reduction of such tax benefits could significantly reduce the value of the MLPs held by the Fund, which would similarly reduce the Fund’s NAV, and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax advantaged return of capital.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

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Deferred Tax/Financial Reporting Risk.  In calculating the Fund’s NAV in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances.  The Fund will rely to a significant extent on information provided by MLPs, which is not necessarily timely, to estimate deferred tax asset and/or liability balance for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s deferred tax liability and/or asset balances (including any valuation allowance which reduces the amount of deferred tax asset to the amount that is expected to be realized in the future) used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability (asset), and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. From time to time, the Fund will modify its estimates or assumptions regarding its deferred tax asset and/or liability as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV. Furthermore, such changes would impact the Fund’s shareholders in the period such changes are recorded, even though shareholders might not have held shares in the Fund at the time the deferred tax liability, asset or valuation allowance had been established.

The following example illustrates two hypothetical trading days of the Fund and demonstrates the effect of deferred tax calculations on the change in the Fund’s NAV, compared to the change in the prices of MLP securities held by the Fund. The example assumes a 37.0% deferred tax calculation (maximum federal corporate tax rate of 35% in effect for 2016 plus estimated state tax rate of approximately 2.0%, net of federal tax benefit). It does not reflect the effect, if any, of the valuation allowances on deferred tax assets that management may deem appropriate.

Actual income tax expense, if any, will be incurred over many years, depending upon whether and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund’s actual tax liability could have a material effect on the Fund’s NAV.

Liquidity Risk. MLP common units and equity securities of MLP affiliates, including I-Shares, often trade on national securities exchanges. However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic than those with higher trading volumes. As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments. This may also adversely affect the Fund’s ability to remit dividend payments to shareholders. The Fund may not purchase or hold securities that are illiquid or are otherwise not readily marketable if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

General Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Management Risk. The Fund has an actively managed portfolio. The Sub-Advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Equity Securities Risk. MLP units and other equity securities held by the Fund can be affected by general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds.

Non-Diversification Risk. The Fund is classified as “non-diversified”, which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Small Capitalization Risk. Small capitalization companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price than the Fund would like.

Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs may vary widely from quarter to quarter and will be affected by various factors affecting the entity’s operations.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Institutional Class shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index and an MLP index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown. The performance of Class A and Class C shares would be lower than the Institutional Class performance because of the higher expenses paid by Class A and Class C shares. Updated performance information is available at the Fund’s website, www.libertystreetfunds.com, or by calling the Fund at (877) 766-0066.

Annual Total Return for Institutional Class Shares

For each calendar year at NAV

Institutional Shares
Highest Calendar Quarter Return at NAV	13.56%	Quarter Ended 3/31/2013
Lowest Calendar Quarter Return at NAV	(16.00%)	Quarter Ended 9/30/2015

Average Annual Total Returns (for periods ended December 31, 2015)

	1 Year	3 Years	5 Years	Since Inception	Inception Date
Institutional Shares — Return Before Taxes	(22.15%)	0.03%	2.25%	2.25%	December 31, 2010
Institutional Shares — Return After Taxes on Distributions	(22.15)%	(0.18%)	2.12%	2.12%	December 31, 2010
Institutional Shares — Return After Taxes on Distributions and Sale of Fund Shares	(12.54)%	0.15%	1.76%	1.76%	December 31, 2010
A Shares — Return Before Taxes	(26.84%)	(2.20%)	0.84%	0.84%	December 31, 2010
C Shares — Return Before Taxes	(23.72%)	(1.00%)	1.22%	1.22%	December 31, 2010
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	15.13%	12.57%	12.57%	December 31, 2010
Alerian MLP Index (reflects no deduction for fees, expenses or taxes)	(32.59%)	(3.40%)	1.47%	1.47%	December 31, 2010

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. This Fund is a multiple class fund that offers more than one class in this prospectus. After-tax returns are shown for Institutional Class shares only and after-tax returns for classes other than the Institutional Class will vary from the returns shown for the Institutional Class.

Investment Advisor and Sub-Advisor
Liberty Street Advisors, Inc. (the “Advisor”)

Center Coast Capital Advisors, LP (the “Sub-Advisor”)

Portfolio Managers
Dan C. Tutcher, Robert T. Chisholm, and Jeff Jorgensen are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.  Messrs. Tutcher and Chisholm have served as the portfolio managers of the Fund since its inception on December 31, 2010, and Mr. Jorgensen has served as portfolio manager since April 1, 2016.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
A Shares and C Shares
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$2,500	$100
Accounts with Automatic Investment Plans	$2,500	$100
Institutional Shares
All Accounts	$1,000,000	$100,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
Generally, the Fund will make distributions that will be treated for U.S. federal income tax purposes as ordinary income, tax-deferred returns of capital, and/or capital gains. Although the Fund expects that a significant portion of its distributions will be treated as tax-deferred returns of capital and capital gains, no assurance can be given in this regard. Additional information on taxation of Fund distributions can be found in the section entitled “Other Information.”

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (including the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Objective
The Center Coast MLP Focus Fund’s investment objective is to seek maximum total return with an emphasis on providing cash distributions to shareholders. There is no assurance that the Fund will achieve its investment objective.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies
The Fund’s sub-advisor is Center Coast Capital Advisors, LP, a registered investment advisor headquartered in Houston, Texas focused on energy-related MLPs. Center Coast’s investment approach seeks to combine its energy industry op-erational expertise with financial market expertise to evaluate all relevant inputs needed to make sound investment decisions in MLPs. Center Coast manages MLP assets with a disciplined investment process focused on due diligence from the perspective of an MLP owner, operator and acquirer to create a port-folio of high quality MLPs with durable cash flows in order to seek to generate a high level of risk-adjusted return.

The Fund seeks to achieve its investment objective by investing in midstream energy and other MLPs and other MLP-related investments. Under normal circumstances, the Fund invests at least 80% of its net assets (including amounts borrowed for investment purposes) in MLP Positions. While the number of its holdings may vary based upon market conditions and other factors, the Fund intends to invest in a focused portfolio of approximately 20 to 40 high quality MLP Positions which the Sub-Advisor believes will have strong risk adjusted returns and stable and growing cash distributions. The Fund concentrates (i.e., invests more than 25% of its net assets) in securities of companies in the energy industry, and the Fund intends to make the majority of its investments in “midstream” MLPs. Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal. The Fund may invest in securities of MLPs and other issuers that have smaller capitalizations than issuers whose securities are included in major benchmark indices.

The Fund seeks to establish positions in high quality MLPs determined based on the Sub-Advisor’s assessment of the MLPs’ durability of cash flows, relative market valuation and growth potential.

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The Sub-Advisor’s security selection begins with a two-step process. First, the Sub-Advisor utilizes a proprietary multifactor model as a filter to establish a “universe” of high quality MLPs. Second, the Sub-Advisor strategically weights these companies using a rigorous quantitative and qualitative fundamental analysis that considers components as granular as individual MLP assets and history of the management teams. The Sub-Advisor expects that its MLP operator’s perspective, familiarity with many MLP management teams and rigorous financial analysis provides unique insights into the durability of cash flows and quality of assets of each MLP in which the Fund invests.

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Next, the Sub-Advisor seeks to draw upon its experience to conduct thorough due diligence from an owner-operator perspective. The Sub-Advisor’s due diligence process includes financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target. The Sub-Advisor then evaluates each MLP’s asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential. The Sub-Advisor also assesses management quality, drawing on its previous experience with many of the management teams to evaluate their financial discipline, level of general partner support, operational expertise, strength of their business plans and their ability to execute those plans. The Sub-Advisor’s diligence process also includes an assessment of trading dynamics, including liquidity, identification of fund flow from institutional investors with large holdings in an MLP, equity overhang (i.e., the difference between funds raised and funds invested) and float (i.e., the number of a company’s shares issued and available to be traded by the general public).

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Upon completion of the due diligence process, the Sub-Advisor selects investments for inclusion in the Fund’s portfolio based on what the Sub-Advisor believes to be attractive valuations, durable cash flows and transparent and realizable growth opportunities.

The Sub-Advisor generally sells the Fund’s investments if the Sub-Advisor determines that the characteristics that resulted in the original purchase decision have changed materially, the investment is no longer earning a return commensurate with its risk, the Sub-Advisor identifies other investments with more attractive valuations and return characteristics, or the Fund requires cash to meet redemption requests.

Additional Information About Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the Code, the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. MLPs are generally organized under state law as limited partnerships or limited liability companies. To qualify for tax treatment as a partnership, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Because they are treated as partnerships for tax purposes, MLPs generally do not pay income taxes, but investors (like the Fund) that hold interests in MLPs are generally subject to tax on their allocable shares of the MLPs’ income and gains.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unit holders or subordinated unit holders, the general partner is paid a proportional distribution. The holders of incentive distribution rights (“IDRs”) (usually the general partner) are generally eligible to receive incentive distributions if the general partner operates the business of the MLP in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs generally receive an increasingly higher percentage of the incremental cash distributions.

MLP I-Shares
I-shares represent ownership interests issued by MLP affiliates. The affiliate issuing the I-Shares uses the proceeds from the sale of the I-Shares to purchase limited partnership interests in an MLP in the form of I-units, which have similar features as MLP common units in terms of voting rights, liquidation preferences and distributions, except that distributions by an MLP to an I-unit holder are made in the form of additional I-units, generally equal in value to the cash distributed to a common unit holder of the MLP. Distributions to an I-Share holder are made in the form of additional I-Shares, generally equal in value to the value of I-units distributed to the I-Share issuer.

Temporary Defensive Positioning
If market conditions, tactical portfolio trading considerations or other financial or business conditions occur which in the judgment of the Sub-Advisor could result in the longer term impairment of the Fund’s assets with respect to all or a portion of the Fund’s portfolio, the Sub-Advisor may, but is not required to, implement strategies to place the portfolio or individual securities in the portfolio in defensive posture for a period of time (a “temporary defensive period”) until, in the Sub-Advisor’s assessment, such condition or circumstance has abated. In the case of a perceived impairment with respect to all or a portion of the Fund’s portfolio, the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. In addition, during temporary defensive periods, the Fund may invest up to 30% of its net asset value in various strategic transactions to hedge the portfolio or individual securities in the portfolio and mitigate risks, including the purchase and sale of put and call options, exchange-traded notes, exchange-traded funds and total return swaps.

The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its then historical distribution levels. Also higher levels of portfolio turnover may accompany such periods and may result in the Fund’s recognition of gains that will be taxable as ordinary income and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Fund shareholders being treated as dividends.

Principal Risks of Investing
The Fund’s principal risks are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

Investment & Market Risks

General Risks of Investing in MLP Units. An investment in MLP units involves additional risks from a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units generally have more limited control and limited rights to vote on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Additional risks include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk.

MLPs generally are organized by the owners of an existing business who determine that use of an MLP structure will allow the operations of the business to be conducted in a tax-efficient manner. As these owners may retain other businesses that are not transferred to the MLP, conflicts of interest may arise between the MLP and the other businesses retained by its sponsor. Business opportunities that arise that are desirable for both the MLP and the retained businesses, for example, may cause significant conflicts of interest. It is impossible to predict whether these conflicts will be resolved to the detriment of the limited partners of the MLP.

In addition, the use of capital to seek to increase incentive distribution payments to the general partner may conflict with the interests of limited partners. Generally, incentive distribution payments involve the general partner receiving an increasing progressive share of MLP distributions. Although limited partners will receive an increased total distribution if the general partner achieves its incentive benchmarks, the percentage of the increased distribution received by the limited partners generally decreases at each benchmark level. As a result, any increased risk associated with the management of the MLP for the purpose of increasing distributions may not correspond with the incremental benefit received by the limited partners.

Energy Industry Risks. A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry. As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic or regulatory occurrences affecting the energy industry. A downturn in the energy industry could have a larger impact on the Fund than on an investment company that is broadly diversified across many sectors and industries. At times, the performance of securities of companies in the energy industry may lag behind the performance of other industries or sectors or the broader market as a whole. There are several risks associated with investments in MLPs and other companies operating in the energy industry, including the following:

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Commodity Price Risk. MLPs and other companies operating in the energy industry may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact MLP companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. MLPs, as part of the energy industry, may also be impacted by the perception that the performance of energy industry companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and other companies operating in the energy industry. Low commodity prices may have the effect of reducing investment, exploration and production activities associated with such commodities and may adversely affect the performance of MLPs and other companies operating in the energy industry.

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Supply and Demand Risk. MLPs and other companies operating in the energy industry may be impacted by the levels of supply and demand for energy commodities. MLPs and other companies operating in the energy industry could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

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Depletion Risk. MLPs and other energy companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

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Environmental and Regulatory Risk. MLPs and other companies operating in the energy industry are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Additionally, voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to address current potentially hazardous environmental issues as well as those that may develop in the future. Regulations can change over time in scope and intensity. Changes in existing, or new, environmental restrictions may force MLPs and other energy industry companies to incur significant expenses, or otherwise curtail or alter their underlying business operations, which could materially and adversely affect the value of these companies’ securities in the Fund’s portfolio. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

Regulations currently exist that generally involve emissions into the air, effluents into the water, use of water, wetlands preservation, waste disposal, endangered species and noise regulation, among others. Additionally, federal and state regulatory agencies are continually monitoring and taking actions with respect to the environmental effects of the energy industry’s exploration and developmental processes. For example, the Environmental Protection Agency (EPA) and/or state regulatory agencies may deem that some natural resource extraction processes, particularly hydraulic fracturing (commonly called “fracking”) and associated waste disposal and geological (i.e., earthquakes) concerns, cause or could cause environmentally hazardous conditions or events. Such findings, if applicable, could spur further regulations and/or restrictions on the current operations of certain companies in which the Fund may invest. Voluntary initiatives and mandatory controls have also been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

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Acquisition Risk. MLPs owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited.

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Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy industry to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other companies operating in the energy industry in which the Fund invests. Rising interest rates may also impact the price of the securities of MLPs and other companies operating in the energy industry as the yields on alternative investments increase.

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Weather Risks. Weather plays a role in the seasonality of some MLPs’ cash flows. MLPs in the propane sector, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as hurricanes, can adversely affect performance and cash flows of the MLPs.

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Catastrophic Event Risk. MLPs and other companies operating in the energy industry are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy industry. MLPs and other companies operating in the energy industry may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.

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Producer Bankruptcy Risk. A producer with whom a midstream MLP has entered into a fixed rate contract may become bankrupt or insolvent. In a fixed rate contract, a producer typically commits to transferring and/or processing a guaranteed minimum amount of the producer’s output through the midstream MLP’s facilities, together with an “acreage dedication” on the producer’s reserves, which is intended to survive the producer’s bankruptcy. Recent court cases have called into question whether acreage dedications are in fact bankruptcy-proof if they are not accompanied by an actual conveyance of a real property interest from the producer to the MLP. As a result, fixed rate contracts may be altered or voided by a bankrupt producer. Contracts are more likely to be altered or voided if they require the producer to pay above-market rates or contain other onerous terms, such as minimum revenue or volume commitments (“MVCs”). In general, if actual production is well below the MVC levels, then those contracts have a greater chance of being altered or voided in bankruptcy. If a fixed rate contract with a bankrupt producer is voided by the bankruptcy court, the midstream MLP would lose some or all of the revenues associated with that contract, which could result in a significant fall in the MLP’s share price and negatively affect the Fund’s NAV. In this event, the MLP could seek recovery alongside other creditors, although the bankruptcy proceedings could be significantly delayed, and there is no guarantee that such claims would be granted.

Tax Risks

In addition to other risk considerations, an investment in the Fund’s shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail elsewhere in this Prospectus. Tax matters are complicated, and the federal, state, local and foreign tax consequences of the purchase and ownership of the Fund’s shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect the investor’s investment in the Fund.

•	Fund Structure Risk. Unlike open-end mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes and unlike entities treated as partnerships for tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%) and will be subject to state and local income taxes by reason of its investments in equity securities of MLPs. Fund income and losses will not be passed through to shareholders. The Fund’s ability to meet its investment objective will depend largely on the amount of the distributions it receives from the MLPs (in relation to the taxable income, gains, losses, and deductions allocated to it). The Fund will have no control over the distributions it receives because the MLPs have the ability to modify their distribution policies from time to time without input from or approval of the Fund. The Sub-Advisor may not be able to identify investments that generate sufficient appreciation and income or tax losses and deductions for the Fund to meet its investment objective, after payment by the Fund of federal, state and local income taxes.

Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLPs in which the Fund invests.  Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s shareholders.  For example, certain proposals have been made that would eliminate the tax incentives widely used by oil, gas and coal companies and that would impose new fees on certain energy producers. Congress could significantly change the tax regime in the United States and impose a flat tax on gross income or take other actions which would eliminate the tax benefits of depreciation, depletion and amortization deductions realized by MLPs, and/or Congress could impose a tax on pass-through entities such as MLPs or eliminate the use of pass-through taxation entirely.  The tax benefits of depreciation, depletion and amortization deductions realized by MLPs effectively defer the income of the MLPs and, in turn, the taxable income of the Fund.  Without these benefits the Fund would be subject to current U.S. federal, state and local corporate income taxes on a greater proportion of its allocable share of the income and gains of MLPs in which it invests, and the Fund’s ability to pay distributions treated as return-of-capital distributions or as capital gains would be reduced.  Imposing a tax on pass-through entities and/or eliminating the use of pass-through taxation entirely could result in three levels of tax – at the MLP level, the Fund level and the shareholder level.

The investment strategy of investing primarily in MLPs and being taxed as a regular corporation, or “C” corporation, rather than electing to be taxed as a regulated investment company for U.S. federal income tax purposes, is a relatively new and untested investment strategy for open-end registered investment companies such as the Fund.  This strategy involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies. This strategy may therefore result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. The Fund therefore may change these practices over time, which, in turn, could have significant adverse consequences on the Fund and it shareholders.

•	Dividend Distribution Risk. The Fund’s dividend distribution policy is intended to provide consistent monthly distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund. The amount of the Fund’s distributions is based on, among other considerations, cash and stock distributions the Fund actually receives from portfolio investments, including returns of capital, and special cash payments, if any, received to offset distribution reductions resulting from MLP restructurings. The Fund’s distributions also give consideration to the estimated future cash flows of investments held by the Fund.

Distributions paid by the MLPs are generally declared, in arrears, on a calendar quarter basis after the quarter-end to which they relate. Since the Fund makes current monthly distribution payments, this creates a timing difference between the time that monthly distributions are paid by the Fund to its shareholders and the time quarterly distributions are received from the MLPs. Because the Fund makes monthly distributions in the current period, in doing so it must rely, in part, on estimates of distributions to be declared and received from the MLPs in the subsequent calendar quarter.  In the event that distributions received from the MLPs are below the estimates used for the monthly Fund distributions, actual distributions received for such period from the Fund's investments could be materially less than distributions actually paid by the Fund to its shareholders. As a result, and because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, in order to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may exceed the amount the Fund actually receives from its portfolio investments.  Additionally, since the Fund’s distribution rate is not derived from the Fund’s investment income or loss, the Fund’s distributions do not represent yield or investment return on the Fund’s portfolio.  For these reasons, the Fund since its inception has over various periods of time paid dividend distributions in excess of the distributions received by the Fund from its underlying MLP and other investments. While the Fund attempts to manage its portfolio to generate positive investment returns, the Fund may not be successful in generating sufficient investment income, gains and incremental cash flow, in excess of Fund expenses, to make up for any shortfall between the distributions received by the Fund from its investments and the distributions paid by the Fund to its shareholders. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets.  Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund.  Such sales could result in the Fund’s recognition of taxable income and gains, could result in the imposition of U.S. federal, state and local corporate income taxes on the Fund, and may increase the Fund’s current and accumulated earnings and profits, which would result in a greater portion of distributions to Fund shareholders being treated as dividends.  This practice also could require the Fund to sell an investment at a price lower than the price at which it is valued, or lower than the price the Fund could have obtained if it were able to sell the investment at a more advantageous time.

Unlike the MLP investments in which it invests, the Fund is not a pass-through vehicle.  Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.  Decisions as to the rate (as a percentage of net assets) of cash distributions to be paid by the Fund are made by the Advisor, Sub-Advisor and the Fund’s management under policies adopted by the Board of Trustees, and reviewed and ratified by the Board of Trustees. The Fund is not required to make such distributions.  As a result, the Fund could in the future decide not to make such distributions or not to make distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests.

It is expected that a portion of the distributions made by the Fund to shareholders will be considered tax-deferred return of capital.  A return of capital effectively represents a return of a shareholder’s investment in Fund shares (net of fees thereon), and should not be confused with a dividend from earnings and profits.  For a U.S. shareholder, any portion of distributions that is considered a return of capital is not currently taxable, but instead reduces the shareholder’s tax basis in the Fund shares (until the tax basis reaches zero).  Reducing a shareholder’s tax basis in the Fund shares will generally increase the amount of gain (or decrease the amount of loss) on a subsequent sale or exchange of the shares.  Any gain on a shareholder’s sale or exchange of Fund shares is generally taxable to the shareholder as capital gain.  Thus, distributions considered return of capital are often described as tax deferred.  Any distributions from the Fund in excess of a shareholder’s tax basis in shares of the Fund and in excess of the shareholder’s portion of the Fund’s earnings and profits will generally be taxable to the shareholder as capital gains.  Any portion of distributions that is not considered return of capital is expected to be characterized as qualified dividend income for tax purposes.  Under federal income tax law, qualified dividend income received by individuals and other noncorporate shareholders is taxed at the rates applicable to long-term capital gains.  For a dividend to constitute qualified dividend income, the shareholder must hold the shares paying the dividend for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  Qualified dividend income is generally taxable in the year received and does not reduce a shareholder’s tax basis. The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s advisor or Sub-Advisor (e.g. mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, or changes in tax laws). The return of capital portion may also be impacted by the Fund’s strategy, which may cause the Fund to recognize gains on its holdings.  Because of these factors, the portion of the Fund’s distributions that is considered return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

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MLP Tax Risk. Much of the benefit that the Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, must include its allocable share of the partnership’s income, gains, losses, deductions and tax credits. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income (currently at a maximum rate of 35%). The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP. In addition, it could cause such distributions paid by the MLP to be taxed to the Fund as: dividend income, to the extent it is from the MLP’s earnings and profits; return of capital, to the extent the MLP’s distributions are not paid from its earnings and profits and to the extent of (and in reduction of) the Fund’s tax basis in its MLP interest; or gain from the sale of the Fund’s MLP interest to the extent the distribution exceeds the MLP’s earnings and profits and the Fund’s tax basis in its MLP interest. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced, which could cause a material decrease in the NAV of the Fund’s shares.

To the extent that the Fund invests in the equity securities of an MLP classified as a partnership, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP and take into account its allocable share of the MLP’s tax credits, regardless of whether the MLP distributes cash to the Fund. An MLP’s distributions to the Fund generally will not be taxable unless the cash amount distributed exceeds the Fund’s basis in its interest in the MLP. Distributions received by the Fund from an MLP will reduce the Fund’s adjusted basis in its interest in the MLP, but not below zero. A reduced basis generally will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of its interest in the MLP. Cash distributions from an MLP to the Fund in excess of the Fund’s basis in the MLP generally will be taxable to the Fund as capital gain. The Fund will not benefit from current favorable federal income tax rates on long-term capital gains because it will be taxed as a corporation for federal income tax purposes.

Historically, energy and certain other MLPs have been able to offset a significant portion of their taxable income with tax deductions. The Fund will incur a current income tax liability on the portion of its share of the income and gain from its MLP investments that is not offset by its share of the MLPs’ tax deductions, by its share of the MLPs’ tax credits or by the Fund’s net operating loss carryforwards, if any. The percentage of an MLP’s income that is offset by the MLP’s tax deductions will fluctuate over time. For example, new acquisitions of depreciable property by MLPs tend to generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by such MLPs owned by the Fund could increase the Fund’s current tax liability. If the percentage of the income allocated to the Fund that is offset by tax deductions declines, or the Fund’s portfolio turnover increases, the Fund could incur increased tax liabilities and the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital would be reduced and the portion treated as taxable dividend income would be increased. This generally would result in lower after-tax distributions to shareholders. If the amount of a Fund distribution to a U.S. Shareholder exceeds the Shareholder’s portion of the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of, and in reduction of, the U.S. Shareholder’s tax basis in the shares, and thereafter as capital gain.  Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares for more than one year. The portion of the distribution received by the U.S. Shareholder from the Fund that constitutes a return of capital will decrease the U.S. Shareholder’s tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the U.S. Shareholder for tax purposes on the later sale of such Fund shares.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though the Fund’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

The taxable income, gains, deductions, and credits allocated to the Fund for a taxable year by MLPs in which the Fund invests will not be known until the Fund receives a schedule K-1 for that year with respect to each of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.

•
Deferred Tax/Financial Reporting Risk. The Fund is structured as a “C” corporation and, unlike traditional mutual funds, the Fund generally will be subject to U.S. federal and state and local income tax on its taxable income. The Fund accrues a deferred tax liability (or asset) for its future tax liability (or tax benefit) associated with any net investment income (or loss), any realized gains (or losses) on investments, and any unrealized appreciation (or depreciation) of its investments in excess of their cost basis as adjusted for the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital. The Fund’s accrued deferred tax liability (or asset), if any, is reflected each day in the Fund’s net asset value per share. Deferred income tax expense (benefit) for a given period represents an estimate of the Fund’s potential tax expense (or benefit) if it were to recognize the unrealized gains (losses) in the portfolio and/or if it were to generate realized gains (or losses) on investments or incur a net investment income (or loss). Accordingly, such deferred tax expenses (benefits) may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense (benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2015, the Fund had deferred tax benefit resulting from realized loss on investments and a net investment loss, of approximately $59.1 million, and accrued approximately $375.1 million in deferred tax benefit related to unrealized depreciation on investments, resulting in a net deferred tax benefit of approximately $434.2 million. The cumulative net deferred tax asset since inception is $128.6 million as of fiscal year end November 30, 2015.

The following example illustrates two hypothetical trading days of the Fund and demonstrates the effect of deferred tax calculations on the change in the Fund’s NAV, compared to the change in the prices of MLP securities held by the Fund. The example assumes a 37.0% deferred tax calculation (maximum federal corporate tax rate of 35% in effect for 2016 plus estimated state tax rate of approximately 2.0%, net of federal tax benefit). It does not reflect the effect, if any, of the valuation allowances on deferred tax assets that management may deem appropriate.

Actual Income tax expense, if any, will be incurred over many years, depending upon whether and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. Upon the sale of an MLP security, the Fund will be liable for previously deferred taxes, if any. As a result, the Fund’s actual tax liability could have a material effect on the Fund’s NAV.

The Fund’s deferred tax liability and/or asset balances are estimated using estimates tax rates currently in effect. Actual tax rates applicable to the future years in which such balances are realized may be materially higher or lower than such estimates. The Fund will rely to a significant extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, and other information regarding the Fund’s allocable share of the partnership’s taxable income, gains, losses, deductions and tax credits.  This information is generally only provided on a calendar year basis and may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.

To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required to reduce or eliminate the deferred tax asset amount. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification 740, “Income Taxes”, it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of dates and amounts future MLP distributions and of the amount, timing and character of future MLP taxable income, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused.  From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material. Unexpected significant decreases in cash distributions from the Fund’s MLP investments, changes to the composition of the Fund’s holdings, or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance.  If a valuation allowance is required to reduce or eliminate any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations with respect to the Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset had been established. For additional information on Deferred Taxes, See: Your Account With The Fund, Share Price, “Deferred Tax Effect on Share Price.”

Liquidity Risk. MLP common units and shares of other issuers in which the Fund may invest often trade on national securities exchanges, including the NYSE, the NYSE AMEX Equities and the NASDAQ. However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic than those with higher trading volumes. As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments. The Fund may not purchase or hold securities that are illiquid or are otherwise not readily marketable if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

General Market Risk. An investment in the Fund is affected by general market, economic and political conditions. The NAV and investment return of the Fund will fluctuate based upon changes in the value of its portfolio securities. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Management Risk. The Fund has an actively managed portfolio. The Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Equity Securities Risk. A substantial percentage of the Fund’s assets will be invested in equity securities, including MLP common units, equity securities of MLP affiliates, including I-shares, and common stocks of other issuers. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Non-Diversification Risk. The Fund is classified as “non-diversified”, which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Small Capitalization Risk. The Fund may invest in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices. These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price than the Fund would like.

Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs may vary widely from quarter to quarter and will be affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made within 60 days of the end of each fiscal quarter in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders and in its quarterly holdings report on Form N-Q.

MANAGEMENT OF THE FUND

The Advisor and Sub-Advisor
Liberty Street Advisors, Inc., a New York corporation which maintains its principal offices at 100 Wall Street, 20th Floor, New York, NY 10005, acts as the investment advisor to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). The Advisor is an investment advisor registered with the SEC. As the Fund’s investment advisor, Liberty Street provides investment advisory services to the Fund, including: (i) designing the Fund’s initial investment policies and developing evolutionary changes to such policies as appropriate for presentation to the Board; (ii) providing overall supervision for the investment management operations of the Fund; (iii) monitoring and supervising the activities of the Sub-Advisor; and (iv) providing related administrative services. As of December 31, 2015, the Advisor manages approximately $2.38 billion in assets.

Pursuant to the Advisory Agreement, the Fund pays the Advisor an annual advisory fee of 1.00% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. For the fiscal year ended November 30, 2015, the Advisor received advisory fees equal to 1.00% of the Fund’s average daily net assets. By way of agreement, the Advisor pays a portion of its advisory fees received from the Fund to the Sub-Advisor. The Fund’s SAI provides additional information about the fees paid to the Advisor and the Sub-Advisor.

Center Coast Capital Advisors, LP, a Delaware limited partnership, is located at 1600 Smith Street, Suite 3800, Houston, TX 77002 and serves as the Fund’s sub-advisor pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”). The Sub-Advisor is registered as an investment advisor with the SEC.  The Sub-Advisor is responsible for the day-to-day management of the Fund’s portfolio, selection of the Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board and the Advisor.  Center Coast provides investment advisory services for investment companies, institutional clients and high net worth individuals. As of December 31, 2015, Center Coast had approximately $ 3.12 billion in assets under management.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement was included in the Fund’s Annual Report to shareholders for the period ended November 30, 2015.

Portfolio Managers
The Portfolio Management Team is led by Dan C. Tutcher and includes Robert T. Chisholm and Jeff Jorgensen.

Dan C. Tutcher is a founder and has been a Principal of Center Coast Capital Advisors, L.P. since its inception in 2007 and also serves on its Investment Committee.  Mr. Tutcher’s day to day responsibilities include monitoring Center Coast’s portfolio, providing recommendations on buy and sell activity, and reviewing Center Coast’s research & analysis.  Mr. Tutcher has over 40 years of industry experience owning, operating and acquiring MLPs.  Prior to founding Center Coast, Mr. Tutcher was President of Enbridge Energy Company, Inc. and President and Director of Enbridge Energy Partners, L.P. (NYSE:EEP), one of the ten largest MLPs in terms of market capitalization as of September 30, 2010, from 2001 to 2006.  Before his experience at Enbridge, Mr. Tutcher founded and served as Chairman of the Board, President and Chief Executive Officer of MidCoast Energy Resources (AMEX:MRS), from its formation in 1992 until 2001, when Enbridge acquired MidCoast.  In addition, Mr. Tutcher has been involved in the design, construction and operation of petroleum pipelines and all types of petroleum equipment and storage, as well as oil and gas exploration and production for over 40 years.  Mr. Tutcher holds a B.B.A from Washburn University.

Robert T. Chisholm has 16 years of midstream energy industry experience and has served as Senior Portfolio Manager of Center Coast Capital Advisors, L.P. since joining the firm during its inception in 2007.  Mr. Chisholm’s day to day responsibilities include research & analysis of individual MLPs, quantitative & qualitative analysis of MLP holdings, and trading.  Mr. Chisholm also serves on the Investment Committee.  Previously, Mr. Chisholm was in Morgan Keegan’s Energy Investment Banking Division (from 2006 to 2007) and a Senior Project Advisor at Enbridge Energy Partners, LP (from 2002 to 2006), where he advised on over $8 billion of MLP mergers and acquisitions.  Mr. Chisholm began his career in the energy industry at Koch Industries, Inc. where he served in various roles in their Capital Market, Hydrocarbon and Midstream groups.  Mr. Chisholm holds an M.B.A from the McCombs School of Business at the University of Texas and a B.B.A in Finance from Texas Christian University.

Jeff Jorgensen has served as Center Coast’s Director of Research since March 2014. As Director of Research, Mr. Jorgensen is responsible for leading Center Coast's research efforts across all of its investment products and provides macro and micro investable analytics on energy infrastructure investments.  Prior to Center Coast, Mr. Jorgensen previously served as an Executive Director in UBS’ Global Natural Resources Group focusing on MLPs and other oil and gas sub-sectors.  During his tenure at UBS, he worked on over $20 billion of MLP and energy equity offerings, $10 billion of mergers and acquisitions transactions, and in excess of $20 billion of debt deals. Mr. Jorgensen’s previous experience includes working as an attorney for Bracewell & Guiliani and as an associate with Morgan Stanley’s  Global Energy Group.  He received a J.D. from the University of Texas School of Law and a B.A. in Economics from Rice University.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

Other Service Providers
Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Advisor, the Sub-Advisor or any other service provider for the Fund.

Fund Expenses
The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding front-end or contingent deferred sales loads, taxes such as deferred income tax expenses, leverage interest, brokerage commissions and extraordinary expenses) do not exceed 1.50%, 2.25% and 1.25% of average daily net assets of the Class A Shares, Class C Shares and Institutional Class Shares, respectively. This agreement is in effect until March 31, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. As set forth in the Fund’s annual report to shareholders for the Fund’s fiscal year ended November 30, 2015, such fee waiver or expense absorption was not necessary for that year as total annual expenses (excluding deferred income tax expense) were 1.47%, 2.22% and 1.22% for the Fund’s Class A, Class C, and Institutional Class Shares, respectively.

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the aggregate amount of operating expenses for such fiscal year, as accrued each month, in addition to the reimbursement amount, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. The reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by the Fund in a fiscal year to exceed the applicable limitation on Fund expenses. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

Distribution and Service (Rule 12b-1) Fees (For Class A and Class C Shares)
The Trust has adopted a plan on behalf of the Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its Class A Shares and Class C Shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of each such Class and the maintenance of their shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets attributable to such shares. Since these fees are paid out of the Fund’s assets attributable to the Fund’s Class A Shares and Class C Shares, respectively, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A Shares and Class C Shares will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that respective class of shares. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons for any distribution or administrative services provided by such persons to the Fund. Payments under the 12b-1 Plan are not tied exclusively to expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.

To promote the sale of the Fund’s Class C Shares and to pay for certain shareholder services, the Distributor may pay broker-dealers up to 1.00% of the amount invested by their clients in the Class C Shares of the Fund at the time the Shares are purchased (which includes prepayment of the first year's 0.25% administrative service fee).  These up-front payments to broker-dealers are financed solely by the Advisor and are not financed by investors or the Fund. The Distributor receives and can pay as reimbursement to the Advisor all of the 12b-1 fees with respect to such shares. During the first 12 months, the Advisor may retain the full 1.00% 12b-1 fee to recoup the up-front payment advanced at the time of purchase. After the Distributor has reimbursed the Advisor for the amounts that the Advisor has financed, the broker-dealers will receive from the Distributor the ongoing 12b-1 fees associated with their clients’ investments.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered in this Prospectus.

Institutional Class Shares are not subject to any distribution fees under the 12b-1 Plan.

Shareholder Service Fee
The Fund may pay a fee at an annual rate of up to 0.15% of its average daily net assets to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, forwarding communications from the Fund, providing sub-accounting with respect to Fund shares,.

Additional Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor may also pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor or the Sub-Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may provide cash payments for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. In addition, the Advisor’s broker-dealer affiliate may provide non-cash compensation to these intermediaries or their representatives. Such cash and non-cash compensation may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Fund. Ask your financial advisor or visit your financial intermediary’s website for more information.

Although a financial intermediary that sells Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other funds advised by the Advisor, neither the Advisor, the Sub-Advisor nor any advisory affiliate considers a financial intermediary's sales of shares of the Fund or other funds advised by the Advisor when choosing brokers or dealers to effect portfolio transactions for the Fund or other funds advised by the Advisor.

YOUR ACCOUNT WITH THE FUND

Share Price
The offering price of each class of the Fund’s shares is the NAV of that class (plus any sales charges, as applicable). The Fund’s NAV is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAV would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV of a class is determined by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily. The differences among the classes’ NAVs reflect the daily expense accruals of the distribution fees applicable to Class A Shares and Class C Shares. The Fund’s NAVs are calculated as of the close of regular trading (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for unrestricted business. The Fund’s NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAVs on days when you are not able to buy or sell Fund shares.

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (OTC) market in which such securities are trading, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded on NASDAQ are valued at the NASDAQ Official Closing Price produced by NASDAQ each business day. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at fair value considering prices for securities of comparable maturity, quality, and type. The Fund values exchange-traded options at the last sales price, or, if no last sales price is available, at the last bid price.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAVs are determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Deferred Income Tax Effect on Share Price.  In calculating the Fund’s daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability and/or asset is reflected in the Fund’s daily NAV.

The Fund will accrue a deferred income tax liability balance if applicable, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate for its future tax liability associated with that portion of MLP distributions considered to be a tax-advantaged return of capital, as well as for its future tax liability associated with the capital appreciation of its investments. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and realized and unrealized gains on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce the Fund’s NAV. Upon the Fund’s sale of an MLP security, the Fund may be liable for previously deferred taxes.

The Fund will accrue if applicable, in accordance with generally accepted accounting principles, a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with any net investment loss, any realized losses on investments and any unrealized depreciation on investments. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. The Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), statutory 751 recapture provisions associated with reported deductions from the Fund’s underlying investments, the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to the Fund’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the Fund’s forecast of future taxable income (including depreciation or other cost recovery deduction recapture income relating to the MLPs in which the Fund invests), which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as federal tax net operating loss carryforwards expire in twenty years and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of the Fund’s NAV per share each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

The Fund’s deferred tax asset and/or liability balances are estimated using the effective tax rates curently in effect. Actual tax rates applicable to the future years in which such balances are realized may be materially higher or lower than such estimates. The Fund will rely to a significant extent on information provided by MLPs in determining the extent to which distributions received from MLPs constitute a return of capital, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. If such information is not received from such MLPs on a timely basis, the Fund will estimate the extent to which distributions received from MLPs constitute a return of capital based on average historical tax characterization of distributions made by MLPs. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The Fund’s daily NAV calculation will be based on then current estimates and assumptions regarding the Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV per share, which could be material. Furthermore such changes would impact the Fund’s shareholders in the period such changes are recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax liability, asset or valuation allowance had been established.

Beginning in December 2015, the Fund determined that a valuation allowance was warranted, based on the Fund’s assessment, under ASC 740, that it was more likely than not that the balance of the deferred tax asset, net of any valuation allowance, recorded on the financial records of the Fund would be realizable through expected future taxable income. Management determined that a deferred tax asset limit was appropriate in conjunction with outside advisors to the Fund and its determinations as to the availability of future taxable income, generated primarily from estimated cash distributions to be received at or near current levels in future periods from the MLPs held by the Fund. Management will continue to monitor its estimates and forecasts of future MLP distributions and other items affecting its determination of the adequacy of the valuation allowance and make modifications accordingly, including possibly removing the valuation allowance and/or deferred tax asset limit altogether. Modifications of the Fund’s estimates or assumptions regarding its deferred tax asset balances and any applicable valuation allowance could result in increases or decreases in the Fund’s net asset value, which could be material.

Buying Fund Shares
This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class C Shares and Institutional Class Shares.

•	Class A Shares generally incur sales loads at the time of purchase, and ongoing distribution/service and shareholder service fees.
•	Class C Shares may incur sales loads at the time of redemption and are subject to higher ongoing distribution fees and administrative service fees, as well as shareholder service fees.
•	Institutional Class Shares incur no sales loads or distribution fees but may incur shareholder service fees.

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales loads, distribution fees and service fees and other features that are designed to address the needs of a variety of investors.

Each class of shares generally has the same rights, except for the differing sales loads, distribution fees, service fees, any related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

Minimum Investments
To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

	Minimum Initial Investment	Minimum Additional Investment
A Shares and C Shares*
Regular Accounts	$2,500	$100
Traditional and Roth IRA Accounts	$2,500	$100
Accounts with Automatic Investment Plans	$2,500	$100
Institutional Shares
All Accounts	$1,000,000	$100,000

*	The maximum investment amount for Class C Shares is $999,999.

No initial or subsequent investment minimum is required for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as employee benefit plans like 401(k) retirement plans. In addition, for financial institutions, including registered investment advisors, making investments for a group of clients, the initial or subsequent investment minimum can be met through an aggregated purchase order for more than one client. The minimum for Institutional Class Shares may be waived for purchases pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions, including registered investment advisors, where investment decisions are made on a discretionary basis by investment professionals. No initial or subsequent investment minimum is required for Trustees or officers of the Trust, directors, officers and employees of the Advisor, the Sub-Advisor or the Distributor or any of their affiliates, or the spouse, life-partner, parent, child, sibling or other close family member of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person, or the estate of any such person. The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by the Trust’s officers.

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Transactions through Third Parties
Certain financial institutions may be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund. A purchase or redemption order placed with a financial institution or its authorized agent is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial institution or its authorized agent receives such order. If you invest through a broker or other financial institution, the policies of and fees (other than sales charges) charged by that institution may be different than those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Fund may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares. The Advisor or the Sub-Advisor may, at its own expense, compensate the financial institutions in connection with the sale or expected sale of Fund shares and it may sponsor various educational activities held by the financial institutions. Certain financial institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through such companies. The Advisor or the Fund (if approved by the Board) may pay fees to these financial institutions for their services. The Advisor or Sub-Advisor may also compensate a financial institution for providing certain marketing support services, including finder’s fees, third party marketing services, business planning assistance, advertising, educating personnel of the financial institution about the Fund and shareholder financial planning needs, providing placement on the financial institution’s list of offered funds, counseling on the preparation of sales material and presentations and access to sales meetings, and arranging access to sales representatives and management representatives of the financial institution. In addition, the Advisor’s broker-dealer affiliate may provide non-cash compensation to these financial institutions or their representatives. Such cash and non-cash compensation may create an incentive for the financial institutions to recommend that you purchase Fund shares. Although a financial institution that sells Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other funds advised by the Advisor, neither the Advisor, the Sub-Advisor nor any advisory affiliate considers a financial institution's sales of shares of the Fund or other funds advised by the Advisor when choosing brokers or dealers to effect portfolio transactions for the Fund or other funds advised by the Advisor.

Choosing a Share Class
The Fund offers three classes of shares, each of which is designed for specific investors. Sales charges and fees may vary considerably between the Fund’s classes. You should carefully consider the differences in the fee and sales charge structures. Please review the Fee Table and Sales Charge Schedules before investing in the Fund. You may also want to consult with a financial advisor in order to help you determine which class is most appropriate for you. The following is a summary of the differences between Class A Shares, Class C Shares and Institutional Class Shares of the Fund:

A Shares	C Shares	Institutional Shares
• Designed for retail investors	• Designed for retail investors (available for purchase only through an approved broker-dealer or financial intermediary)
•  Designed for institutions (financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts, corporate benefit plans, clients of the Advisor, trustees or officers of the Trust, directors, officers, employees of the Advisor, the Distributor or any of their affiliates or the spouse, life-partner, parent, child, sibling or other close family member

• Initial sales charge of 5.75% or less • No initial sales charge applied to purchases of $1 million or more	• No initial sales charge Maximum investment amount $999,999	• No initial or deferred sales charge
•  Deferred sales charge of 1.00% on purchases of $1 million or more on all fund shares liquidated in whole or in part within 12 months of purchase
•  Rule 12b-1 distribution fee equal to 0.25% of the class’ average daily net assets
•  Shareholder service fee, if applicable, of up to 0.15% of the class’ average daily net assets

•  Deferred sales charge of 1.00% on purchases of fund shares liquidated in whole or in part within 12 months of purchase
•  Rule 12b-1 distribution fee equal to 0.75/0.25% breakdown of the class’ average daily net assets for distribution and administrative services fee, respectively
•  Higher expense ratio than Class A Shares due to higher Rule 12b-1 distribution fee
•  Shareholder service fee, if applicable, of up to 0.15% of the class’ average daily net assets

•  No Rule 12b-1 distribution/service fee
•  Lower expense ratio than Class A Shares and Class C Shares because no Rule 12b-1 distribution fees or administrative services fees
•  Shareholder service fee, if applicable of up to 0.15% of the class’ average daily net assets

Information on sales charges can also be found on the Fund’s website at www.libertystreetfunds.com, or obtained by calling (877) 766 0066, or consult with your financial advisor.

Sales Charge Schedule—Class A Shares. Class A shares of the Fund are sold at the public offering price, which is NAV plus an initial maximum sales charge that varies with the amounts you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

	Sales Charge (Load) as % of:
Amount of Purchase	Public Offering Price	Net Asset Value(1)	Broker/Dealer Reallowance %
Less than $50,000	5.75%	6.10%	5.75%
At least $50,000 but less than $100,000	4.70%	4.99%	4.70%
At least $100,000 but less than $250,000	3.50%	3.63%	3.50%
At least $250,000 but less than $500,000	2.50%	2.56%	2.50%
At least $500,000 but less than $1,000,000	2.00%	2.04%	2.00%
$1,000,000 and greater(2)	None	0.00%	None

(1)	Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.

(2)
No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the offering price will be charged on purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.

The offering price for Class A Shares includes the relevant sales charge. Normally, reallowances are paid as indicated in the previous tables.

The Advisor may pay a sales commission of up to 1.00% of the offering price of Class A shares to brokers that initiate and are responsible for purchases of $1 million or more according to the chart below. This does not apply to accounts for which an institution provides advisory or fiduciary services pursuant to an account management fee.

Sales Commission as % of Public Offering Price:
Aggregate Amount of Purchase(1)		Sales Commission
$1,000,000 but less than $5,000,000	1.00%
$5,000,000 but less than $10,000,000	0.75%	of the amount over $5,000,000 plus $50,000
$10,000,000 but less than $15,000,000	0.50%	of the amount over $10,000,000 plus $87,500
$15,000,000 and greater	0.25%	of the amount over $15,000,000 plus $112,500

(1)	Sales commissions will be calculated at the rate indicated in the table above based on the aggregate, not incremental, purchase amount.

Reduced Sales Charges—Class A Shares. You may qualify for a reduced initial sales charge on purchases of Class A Shares under rights of accumulation (“ROA”) or a letter of intent (“LOI”). The Class A Shares of other mutual funds managed by the Advisor may be included when considering eligibility for reduced sales charges under ROA or a LOI. The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to calculate ROA and LOI based on the financial institution’s transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

For rights of accumulation, you may take into account accumulated holdings in all Class A Shares of the Fund and any other fund managed by the Advisor that were purchased previously for accounts (a) (i) in your name, (ii) in the name of your spouse, (iii) in the name of you and your spouse, or (iv) in the name of your minor child under the age of 21, and (b) sharing the same mailing address (“Accounts”). Subject to your financial institution’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (as of the day prior to your additional Fund investment) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals.

To be entitled to a reduced sales charge based on shares already owned, you must ask for the reduction at the time of purchase. You must also provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children’s ages), or other household members and, if requested by your financial institution, the following additional information regarding these Accounts:

•	Information or records regarding Class A Shares held in all accounts in your name at the Fund’s transfer agent (the “Transfer Agent”);

•	Information or records regarding Class A Shares held in all accounts in your name at a financial intermediary; and

•	Information or records regarding Class A Shares for accounts in the name of your spouse, children, or other household members, as applicable, at the Transfer Agent or another financial intermediary.

The Fund may amend or terminate this right of accumulation at any time.

You may also enter into an LOI, which expresses your intent to invest $50,000 or more in the Fund’s Class A Shares in accounts within a future period of 13 months. The Class A Shares of other mutual funds managed by the Advisor may be eligible to be included for purposes of calculating a reduced sales charge under a LOI. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the Class A Shares as if such purchases were executed in a single transaction. If incurred, these charges may be deducted directly from your account. Accounts subject to the LOI must be specifically identified in the LOI.

Elimination of Initial Sales Charges—Class A Shares. Certain persons may also be eligible to purchase or redeem Class A Shares without a sales charge. No sales charge is assessed on the reinvestment of Class A Shares’ distributions. No sales charge is assessed on purchases made for investment purposes by:

•	Investors with no associated broker/dealer who purchase shares directly through the Transfer Agent;

•	Investors purchasing shares through a financial institution that has an agreement with the Fund or the Fund’s distributor to waive sales charges or offer Class A shares though a no load network or platform;

•	A qualified retirement plan under Section 401(a) of the Code or a plan operating consistent with Section 403(b) of the Code;

•	Any bank, trust company, savings institution, registered investment advisor, financial planner or financial institution on behalf of an account for which such party provides advisory or fiduciary services pursuant to an account management fee;

•	Trustees and officers of the Trust; directors, officers and full-time employees of the Advisor, the Sub-Advisor, the Distributor, any of their affiliates or any organization which has a selling agreement with the Fund or the Fund’s distributor; the spouse, life partner, parent, child, sibling or other close family member of any such person; any trust or individual retirement account or retirement plan for the benefit of any such person; or the estate of any such person;

•	Any shares purchased as a result of reinvesting dividends or distributions; or

•	Any person purchasing $1 million or more in Class A Shares.

The Fund requires appropriate documentation of an investor’s eligibility to purchase or redeem Class A Shares without a sales charge. Any shares of the Fund so purchased may not be resold except to the Fund.

Contingent Deferred Sales Charge Schedule—Class A Shares and Class C Shares. A CDSC of up to 1.00% of the purchase or sales price, whichever is less, is assessed on redemptions of Class A Shares that were part of a purchase of $1 million or more and that are liquidated in whole or in part within 12 months of purchase for the Fund. A CDSC of 1.00% of the purchase or sales price, whichever is less, is assessed on redemptions of Class C Shares that are liquidated in whole or in part within 12 months of purchase for the Fund. The maximum investment amount in Class C Shares is $999,999. The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may impose lower maximum investment amounts for the Fund’s Class C Shares.

To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until the redemption request is satisfied. Investors who think they may be eligible for a waiver of the CDSC should inform their financial advisor. An investor or financial intermediary must notify the Transfer Agent prior to the redemption request to ensure receipt of the waiver.

Waivers of CDSC. A CDSC will not be assessed on redemptions of Class A Shares or Class C Shares purchased by:

•	Redemptions following death or permanent disability (as defined by the Code) of an individual investor;

•	Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Code;

•	Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Advisor allowing this waiver;

•	Redemptions to return excess contributions made to a retirement plan;

•	Redemptions by any bank, trust company, savings institution, registered investment advisor, financial planner or financial institution on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee; or

•	Trustees and officers of the Trust, directors, officers and full-time employees of the Advisor, the Sub-Advisor, the Distributor, any of their affiliates or any organization with which the Distributor has entered into a dealer agreement, the spouse, life partner, parent, child, sibling or other close family member of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person, or the estate of any such person.

In-Kind Purchases and Redemptions
The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments
Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table on page 27. Exceptions may be made at the Fund’s discretion. You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor, the Sub-advisor, and its affiliates.

Dividend Reinvestment
You may reinvest dividends and capital gains distributions in shares of the Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling (877) 766-0066. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities. Applications without such information will not be considered in good order. The Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan
If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $100 for Class A and Class C Shares, at least $100,000 for Institutional Class shares, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-(877) 766-0066 at least five days prior to the date of the next AIP transfer. The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests
The purchase price you will pay for the Fund’s shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Center Coast MLP Focus Fund. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying

Through a broker- dealer or other financial intermediary
The Fund is offered through certain approved financial intermediaries (and their agents). The Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV (plus any sales charge, as applicable) calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. The Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. The financial intermediary which offers shares may require payment of additional fees from its individual clients. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.

By mail
The Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail Center Coast Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Center Coast Fund 235 West Galena Street Milwaukee, Wisconsin 53212
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1(877) 766-0066 and you will be allowed to move money in amounts of at least $100, but not greater than $100,000, from your bank account to the Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day. Orders received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application form must be received by the Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a.
ABA Number 101000695
For credit to Center Coast MLP Focus Fund
A/C #987 191 6979
For further credit to:
Your account number
Fund Name
Name(s) of investor(s)
Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1(877) 766-0066 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Through a broker- dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. The Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.

By mail
You may redeem shares purchased directly from the Fund by mail. Send your written redemption request to Center Coast MLP Focus Fund at the address indicated below. Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail Center Coast Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Center Coast Fund 235 West Galena Street Milwaukee, Wisconsin 53212
A Medallion signature guarantee must be included if any of the following situations apply:

•   You wish to redeem more than $100,000 worth of shares;
•   When redemption proceeds are sent to any person, address or bank account not on record;
•   If a change of address was received by the Transfer Agent within the last 30 days;
•   If ownership is changed on your account; or
•   When establishing or modifying certain services on your account.

By telephone
To redeem shares by telephone, call the Fund at 1(877) 766-0066 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $100,000, by instructing the Fund by phone at 1(877) 766-0066. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

•   The Fund account number;
•   The name in which his or her account is registered;
•   The Social Security Number or Taxpayer Identification Number under which the account is registered; and
•   The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee
In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $100,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan
You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $10,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $50. If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1(877) 766-0066. The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds
You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or wired on the following business day using the wire instructions on record. Except as specified below, the Fund will process your redemption request and send your proceeds within seven calendar days after the Fund receives your redemption request.

If you purchase shares using a check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information
Shareholders who hold shares of the Fund through an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax. Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash in order to protect the interests of the Fund’s remaining shareholders. If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

Small Accounts
If the value of your account falls below $1,000 (excluding qualified retirement accounts) with respect to Institutional Class Shares or $500 (excluding qualified retirement accounts or accounts with systematic investment plans) with respect to Class A Shares and Class C Shares, the Fund may ask you to increase your balance. If, after 60 days, the account value is still below $1,000 (excluding qualified retirement accounts or accounts with systematic investment plans) for Institutional Class Shares or $500 (excluding qualified retirement accounts) for Class A Shares and Class C Shares, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value. There are no minimum balance requirements for qualified retirement accounts. The Fund will not assess a redemption fee on shares involuntarily redeemed due to low account balances.

Cost Basis Information
Federal tax law requires the Fund to report to its shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2011.

The Fund has chosen “first-in, first-out” (FIFO) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon redemption of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. For all shareholders using a method other than the Specific Lot Identification method, the Fund redeems noncovered shares first and then applies your elected method to your covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions
The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Monitoring Trading Practices
The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of the Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

Policy on Prohibition on Foreign Shareholders
The Fund requires that all shareholders must be a U.S. citizen residing in the U.S. or a U.S. Territory, or a resident alien residing in the U.S. or a U.S. Territory, and they must also have a valid U.S. Taxpayer Identification Number to open an account with the Fund.

General Transaction Policies
Some of the following policies are mentioned above. In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;
•
refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;

•
reject any purchase request for any reason (generally the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;
•	reject any purchase or redemption request that does not contain all required documentation; and
•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Conversion of Shares
A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please note, all share conversion requests must be approved by the Advisor.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Availability of Information
Information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on the Fund’s website at www.libertystreetfunds.com. The Prospectus and SAI are also available on the website.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information

The Fund enters into contractual arrangements with various parties, including among others the fund’s Advisor and Sub-Advisor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

OTHER INFORMATION

Distributions
The Fund currently anticipates making distributions to its shareholders monthly at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests without offset for the expenses of the Fund. The Fund is not required to make such distributions and, consequently, the Fund could decide not to make such distributions or not to make distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests. For more information regarding the risks of the Fund’s distribution policy, please see “Tax Risks: Dividend Distribution Risk”.

All distributions of the Fund are reinvested in additional shares, unless you elect to receive distributions in cash. For federal income tax purposes, distributions are generally treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes
The following is a summary of certain U.S. federal income tax considerations generally applicable to U.S. Shareholders (as defined below) that acquire shares pursuant to this Prospectus and that hold such shares as capital assets (generally, for investment).  The discussion is based upon the Code, Treasury Regulations promulgated thereunder, judicial authorities, published rulings and procedures of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund, nor does it address all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules.  No ruling has been or will be sought from the IRS, and no opinion has been obtained from counsel, regarding any matter discussed herein.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below.  This summary of U.S. federal income tax consequences is for general information only.  Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of shares, as well as the effects of state, local and non-U.S. tax laws.

For purposes of this Prospectus and the SAI, the term “U.S. Shareholder’’ means a beneficial owner of shares that, for U.S. federal income tax purposes, is one of the following:

•	an individual who is a citizen or resident of the United States;

•	a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust (x) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (y) that has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

If a partnership (including any other entity treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership.  Partners of partnerships that hold shares should consult their tax advisors.

Status of the Fund as a regular corporation. The Fund is not and will not be eligible to elect to be treated as a regulated investment company under the Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships (such as MLPs in which the Fund invests). As a result, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, and generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%).  In addition, as a regular corporation, the Fund may be subject to state and local taxes by reason of its investments in equity securities of MLPs.  Therefore, the Fund may have state and local tax liabilities in multiple states, which will reduce the Fund’s cash available to make distributions on the shares.  The Fund may be subject to a 20% federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular federal income tax liability.  The extent to which the Fund is required to pay U.S. federal, state or local corporate income, franchise, alternative minimum or other corporate taxes could materially reduce the Fund’s cash available to make distributions on the shares.

Taxation of the Fund’s investments and investment techniques. The Fund intends to invest a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes.  To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP.  Accordingly, the Fund will be required to take into account the Fund’s allocable share of the income, gains, losses, deductions, and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.  MLP distributions to partners, such as the Fund, are not taxable unless the cash amount distributed exceeds the distributee partner’s basis in its MLP interest. The Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the net taxable income allocated to the Fund from such MLPs because of tax deductions such as depreciation, amortization and depletion that will be allocated to the Fund from the MLPs. No assurance, however, can be given in this regard.  If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such assets.  Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), regardless of how long the Fund has held such assets.  The amount realized by the Fund in any case generally will be the amount paid by the purchaser of the assets plus, in the case of MLP equity securities, the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition.  The Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP.  Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund.  To the extent that the Fund has a net capital loss in any tax year, the net capital loss can be carried back three taxable years and forward five taxable years to reduce the Fund’s capital gains in such years.  In the event a capital loss carryover cannot be utilized in the carryover periods, the Fund’s federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income.  Such items may increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Certain of the Fund’s investment practices, such as engaging in short sales, are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the characterization of certain complex financial transactions.

U.S. Shareholders
Distributions.  Distributions by the Fund of cash or property in respect of the shares (other than certain distributions in redemption of shares) will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles).  Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction.  Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) may be treated as “qualified dividend income.” Qualified dividend income received by individuals and other non-corporate U.S. Shareholders is taxed at long-term capital gain rates. For dividends to constitute qualified dividend income, a U.S. Shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the U.S. Shareholder engages in certain risk reduction transactions with respect to the common stock.

If the amount of a Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-deferred return of capital to the extent of, and in reduction of, the U.S. Shareholder’s tax basis in the shares, and thereafter as capital gain if the U.S. Shareholder held the shares as a capital asset.  Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares for more than one year. The portion of the distribution received by the U.S. Shareholder from the Fund that is treated as a return of capital will decrease the U.S. Shareholder’s tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the U.S. Shareholder for tax purposes on the later sale of such Fund shares. The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Advisor or the Sub-Advisor (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, or changes in tax laws). The return of capital portion may also be impacted by the Fund’s strategy, which may cause the Fund to recognize gains on its holdings. Because of these factors, the portion of the Fund’s distributions that is considered return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

If you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be taxed later upon withdrawal of monies from those arrangements.

The Fund’s earnings and profits generally are calculated by making certain adjustments to the Fund’s taxable income (loss).  The Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs and distribute to its shareholders will exceed the Fund’s current and accumulated earnings and profits.  Accordingly, the Fund expects that only a portion of its distributions to its shareholders with respect to the shares will be treated as dividends for U.S. federal income tax purposes.  No assurance, however, can be given in this regard.

Special rules will apply to the calculation of the Fund’s earnings and profits.  For example, the Fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method.  This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation.  Because of the special earnings and profits rules, the Fund may make distributions in a particular year out of current and accumulated earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.

U.S. Shareholders that receive distributions in shares rather than in cash will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the fair market value of the shares received and (ii) reinvested such amount in shares.

Redemptions.  The Fund expects that redemptions of shares will generally be treated as taxable sales or exchanges. A redemption of shares will generally be treated as a taxable sale or exchange of such shares for tax purposes, provided (a) the redemption is not essentially equivalent to a dividend, (b) the redemption is a substantially disproportionate redemption, (c)  the redemption is a complete redemption of a shareholder’s entire interest in the Fund, or (d)  the redeeming shareholder is not a corporation and the redemption is in partial liquidation of the Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as distributions as described above.

Upon a redemption treated as a sale or exchange, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount received in the redemption and the U.S. Shareholder’s adjusted tax basis in the shares.  A U.S. Shareholder’s adjusted tax basis in its shares may be less than the price paid for the shares as a result of distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits (i.e., returns of capital). Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the shares for more than one year at the time of disposition.  Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are subject to U.S. federal income taxation at reduced rates.  The deductibility of capital losses is subject to limitations under the Code. Redemptions that do not qualify for sale or exchange treatment will be treated as described under “Distributions” above.

Taxable distributions and redemptions paid to noncorporate taxpayers are subject to a 3.8% U.S. federal Medicare contribution tax on all or a portion of “net investment income” for individuals with modified adjusted gross income exceeding specified thresholds ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain U.S. Shareholders that are estates and trusts. For these purposes, dividend and capital gain income will generally be taken into account in computing net investment income.

If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize income and gains for U.S. federal, state and local income tax purposes. Any such income or gain may result in the imposition of corporate income taxes on the Fund and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Fund shareholders being treated as dividends.

Annual tax statement. Each year, the Fund will send you an annual tax statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. When necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

UBTI.  Under current law, an investment in shares will not generate unrelated business taxable income (“UBTI”) for a tax-exempt U.S. Shareholder, provided that the tax-exempt U.S. Shareholder does not incur “acquisition indebtedness” (as defined for U.S. federal income tax purposes) with respect to the shares.  A tax-exempt U.S. Shareholder would recognize UBTI by reason of its investment in the Fund if the shares constitute debt-financed property in the hands of the tax-exempt U.S. Shareholder.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund class, assuming reinvestment of all dividends and distributions. The financial information for the periods shown has been audited by Tait, Weller & Baker LLP, Independent Registered Public Accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Center Coast MLP Focus Fund
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

								For the period
								December 31,
								2010*
								through
	For the Year Ended November 30,							November 30,
	2015		2014		2013		2012	2011
Net asset value, beginning of period	$11.49		$11.02		$10.13		$10.11	$10.00
Income from Investment Operations
Net investment loss[1]	(0.04)		(0.08)		(0.10)		(0.10)	(0.08)
Return of capital[1]	0.34		0.33		0.39		0.39	0.34
Net realized and unrealized gain (loss) on investments[1,2]	(2.77)		0.90		1.27		0.38	0.41
Total from investment operations	(2.47)		1.15		1.56		0.67	0.67

Less Distributions:
From net investment income	-		(0.30)		-		-	-
From return of capital	(0.72)		(0.38)		(0.67)		(0.65)	(0.56)
Total distributions	(0.72)		(0.68)		(0.67)		(0.65)	(0.56)

Net asset value, end of period	$8.30		$11.49		$11.02		$10.13	$10.11

Total return[4]	(22.27)%		10.62%		15.67%		6.77%	6.87%	[3]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$416,593		$566,018		$798,021		$445,142	$127,439

Ratio of expenses to average net assets:
Before expense recovery/(waiver) and deferred tax expense	1.47%		1.44%		1.46%		1.53%	1.87%	[5]
Expense recovery/(waiver)	-%		-%		0.03%		(0.03)%	(0.37)%	[5]
Net of expense recovery/(waiver) and before deferred tax expense	1.47%		1.44%		1.49%		1.50%	1.50%	[5]
Deferred tax expense/(benefit)[6]	(14.59)%	[8]	5.62%	[8]	7.49%	[8,9]	2.78%	7.17%	[5]
Total expenses	(13.12)%		7.06%		8.98%	[9]	4.28%	8.67%	[5]
Ratio of net investment income (loss) to average net assets:
Before expense recovery/(waiver) and deferred tax benefit	(0.95)%		(1.20)%		(1.46)%		(1.53)%	(1.87)%	[5]
Expense recovery/(waiver)	-%		-%		0.03%		(0.03)%	(0.37)%	[5]
Net of expense recovery/(waiver) and before deferred tax benefit	(0.95)%		(1.20)%		(1.49)%		(1.50)%	(1.50)%	[5]
Deferred tax benefit[7]	0.59%	[8]	0.50%	[8]	0.61%	[8,9]	0.56%	0.60%	[5]
Net investment loss	(0.36)%		(0.70)%		(0.88)%	[9]	(0.94)%	(0.90)%	[5]
Portfolio turnover rate	51%		55%		9%		12%	12%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[3]	Not annualized.
[4]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. Returns do not include a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If sales charges and CDSC were included total return would be lower. The return includes Rule 12b-1 fees of 0.25% and does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[5]	Annualized.
[6]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[7]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[8]	Effective January 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[9]	Ratios have been restated due to a change in accounting methodology.

Center Coast MLP Focus Fund
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

								For the period
								December 31,
								2010*
								through
	For the Year Ended November 30,							November 30,
	2015		2014		2013		2012	2011
Net asset value, beginning of period	$11.08		$10.72		$9.94		$10.00	$10.00
Income from Investment Operations
Net investment loss[1]	(0.11)		(0.16)		(0.15)		(0.14)	(0.12)
Return of capital[1]	0.32		0.32		0.38		0.38	0.34
Net realized and unrealized gain (loss) on investments[1,2]	(2.66)		0.88		1.22		0.35	0.34
Total from investment operations	(2.45)		1.04		1.45		0.59	0.56

Less Distributions:
From net investment income	-		(0.30)		-		-	-
From return of capital	(0.72)		(0.38)		(0.67)		(0.65)	(0.56)
Total distributions	(0.72)		(0.68)		(0.67)		(0.65)	(0.56)

Net asset value, end of period	$7.91		$11.08		$10.72		$9.94	$10.00

Total return[4]	(22.93)%		9.87%		14.84%		6.02%	5.73%	[3]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$841,555		$1,056,466		$762,945		$315,288	$55,461

Ratio of expenses to average net assets:
Before expense recovery/(waiver) and deferred tax expense	2.22%		2.19%		2.21%		2.28%	2.62%	[5]
Expense recovery/(waiver)	-%		-%		0.03%		(0.03)%	(0.37)%	[5]
Net of expense recovery/(waiver) and before deferred tax expense	2.22%		2.19%		2.24%		2.25%	2.25%	[5]
Deferred tax expense/(benefit)[6]	(14.59)%	[8]	5.62%	[8]	7.49%	[8,9]	2.50%	7.17%	[5]
Total expenses	(12.37)%		7.81%		9.72%	[9]	4.75%	9.42%	[5]
Ratio of net investment income (loss) to average net assets:
Before expense recovery/(waiver) and deferred tax benefit	(1.70)%		(1.95)%		(2.21)%		(2.28)%	(2.62)%	[5]
Expense recovery/(waiver)	-%		-%		0.03%		(0.03)%	(0.37)%	[5]
Net of expense recovery/(waiver) and before deferred tax benefit	(1.70)%		(1.95)%		(2.24)%		(2.25)%	(2.25)%	[5]
Deferred tax benefit[7]	0.59%	[8]	0.50%	[8]	0.61%	[8,9]	0.84%	0.90%	[5]
Net investment loss	(1.11)%		(1.45)%		(1.62)%	[9]	(1.41)%	(1.35)%	[5]
Portfolio turnover rate	51%		55%		9%		12%	12%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[3]	Not annualized.
[4]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not include a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on purchases that are redeemed in whole or in part within 12 months of purchase. If the CDSC was included total returns would be lower. The return includes Rule 12b-1 fees of 1.00% and does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

[5]	Annualized.
[6]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[7]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[8]	Effective January 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[9]	Ratios have been restated due to a change in accounting methodology.

Center Coast MLP Focus Fund
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

								For the period
								December 31,
								2010*
								through
	For the Year Ended November 30,							November 30,
	2015		2014		2013		2012	2011
Net asset value, beginning of period	$11.57		$11.06		$10.14		$10.10	$10.00
Income from Investment Operations
Net investment loss[1]	(0.01)		(0.05)		(0.09)		(0.08)	(0.07)
Return of capital[1]	0.34		0.33		0.39		0.39	0.34
Net realized and unrealized gain (loss) on investments[1,2]	(2.80)		0.91		1.29		0.38	0.39
Total from investment operations	(2.47)		1.19		1.59		0.69	0.66

Less Distributions:
From net investment income	-		(0.30)		-		-	-
From return of capital	(0.72)		(0.38)		(0.67)		(0.65)	(0.56)
Total distributions	(0.72)		(0.68)		(0.67)		(0.65)	(0.56)

Net asset value, end of period	$8.38		$11.57		$11.06		$10.14	$10.10

Total return[4]	(22.11)%		10.95%		15.96%		6.98%	6.78%	[3]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$1,144,976		$1,568,738		$642,660		$281,135	$52,002

Ratio of expenses to average net assets:
Before expense recovery/(waiver) and deferred tax expense	1.22%		1.19%		1.21%		1.28%	1.62%	[5]
Expense recovery/(waiver)	-%		-%		0.03%		(0.03)%	(0.37)%	[5]
Net of expense recovery/(waiver) and before deferred tax expense	1.22%		1.19%		1.24%		1.25%	1.25%	[5]
Deferred tax expense/(benefit)[6]	(14.59)%	[8]	5.62%	[8]	7.49%	[8,9]	2.87%	7.17%	[5]
Total expenses	(13.37)%		6.81%		8.73%	[9]	4.12%	8.42%	[5]
Ratio of net investment income (loss) to average net assets:
Before expense recovery/(waiver) and deferred tax benefit	(0.70)%		(0.95)%		(1.21)%		(1.28)%	(1.62)%	[5]
Expense recovery/(waiver)	-%		-%		0.03%		(0.03)%	(0.37)%	[5]
Net of expense recovery/(waiver) and before deferred tax benefit	(0.70)%		(0.95)%		(1.24)%		(1.25)%	(1.25)%	[5]
Deferred tax benefit[7]	0.59%	[8]	0.50%	[8]	0.61%	[8,9]	0.46%	0.50%	[5]
Net investment loss	(0.11)%		(0.45)%		(0.62)%	[9]	(0.79)%	(0.75)%	[5]
Portfolio turnover rate	51%		55%		9%		12%	12%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[3]	Not annualized.
[4]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. The return does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[5]	Annualized.

[6]	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
[7]	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.
[8]	Effective January 1, 2012 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
[9]	Ratios have been restated due to a change in accounting methodology.

Advisor
Liberty Street Advisors, Inc.
100 Wall Street, 20th Floor
New York, New York 10005

Sub-Advisor
Center Coast Capital Advisors, LP
1600 Smith Street, Suite 3800
Houston, Texas 77002

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Independent Counsel
Morgan, Lewis & Bockius LLP
300 S. Grand Avenue, 22nd Floor
Los Angeles, California 90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Center Coast MLP Focus Fund
A series of the Investment Managers Series Trust

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

The Fund’s SAI, annual and semi-annual reports are available free of charge on the Fund’s website at http://www.libertystreetfunds.com. You can also obtain a free copy of the Fund’s SAI or annual and semi-annual reports, request other information, or inquire about the Fund by contacting a broker that sells shares of the Fund or by calling the Fund (toll-free) at (877) 766-0066 or by writing to:

Center Coast MLP Focus Fund
P.O. Box 2175
 Milwaukee, WI 53201

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are also available. :

•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Room of the SEC, Washington, DC 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act file number 811- 21719.)

Statement of Additional Information
April 1, 2016

CENTER COAST MLP FOCUS FUND
a series of Investment Managers Series Trust

Class A Shares (CCCAX), Class C Shares (CCCCX) and
Institutional Class Shares (CCCNX)

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated April 1, 2016, as may be amended from time to time, of the Center Coast MLP Focus Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”). Liberty Street Advisors, Inc. (the “Advisor”) is the investment advisor to the Fund. Center Coast Capital Advisors, LP (the “Sub-Advisor”) is the sub-advisor to the Fund. A copy of the Fund’s Prospectus may be obtained by contacting the Fund at the address or the telephone number below. The Fund’s Annual Report to shareholders for the fiscal year ending November 30, 2015, is incorporated by reference herein. A copy of the Fund’s Annual Report can be obtained by contacting the Fund at the address or telephone number specified below.

Center Coast MLP Focus Fund
P.O. Box 2175
Milwaukee, Wisconsin 53201
1-877-766-0066

THE TRUST AND THE FUND	B-2
INVESTMENT STRATEGIES, POLICIES AND RISKS	B-2
MANAGEMENT OF THE FUND	B-25
PORTFOLIO TRANSACTIONS AND BROKERAGE	B-44
PORTFOLIO TURNOVER	B-46
PROXY VOTING POLICY	B-46
ANTI-MONEY LAUNDERING PROGRAM	B-47
PORTFOLIO HOLDINGS INFORMATION	B-47
DETERMINATION OF NET ASSET VALUE	B-49
PURCHASE AND REDEMPTION OF FUND SHARES	B-51
U.S. FEDERAL INCOME TAX CONSIDERATIONS	B-53
GENERAL INFORMATION	B-59
FINANCIAL STATEMENTS	B-61
APPENDIX A - DESCRIPTION OF SHORT-TERM RATINGS	B-62
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES	B-69

THE TRUST AND THE FUND

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Fund and not to the other series of the Trust.

The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Fund is a non-diversified mutual fund, which means it is not subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. Although the Fund is not required to comply with the above requirement, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund currently offers three classes of shares: Class A, Class C and Institutional Class. Other classes may be established from time to time in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments. Each class of shares also has exclusive voting rights with respect to its distribution fees.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund.

Market Conditions

The equity and debt capital markets in the United States and internationally experienced unprecedented volatility from 2008 through 2012. These conditions caused a significant decline in the value and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

Master Limited Partnerships (MLPs)

An MLP is an entity receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and the interests of which or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership (typically a 2% general partner equity interest and additional common units and subordinated units); and in many cases is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and are entitled to receive cash distributions with respect to their units. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partner, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.

To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, and gain from the sale or other disposition of a capital asset held for the production of such income. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. Currently, most MLPs operate in the energy, natural resources, or real estate sectors. The Fund anticipates that a substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy industry. The Fund may, however, invest in MLP entities in any sector of the economy. Due to their federal income tax treatment as partnerships, MLPs generally do not pay income taxes, but investors holding interests in MLPs are generally subject to tax on their shares of the MLPs’ income and gains.

Holders of MLP units are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the unit holders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities were to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and the ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

Small- and Mid-Cap Stocks

The Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

OTHER INVESTMENT STRATEGIES, POLICIES AND RISKS

EQUITY SECURITIES

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a fund may receive stocks or warrants as result of an exchange or tender of fixed income securities.

The Fund’s investment in preferred stocks is subject to the credit risk related to the financial condition of the issuers of those securities. Credit ratings attempt to evaluate the safety of principal and dividend or interest payments and do not evaluate the risks of fluctuations in market value.

Initial Public Offerings

The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include limited numbers of shares available for trading, unseasoned trading, lack of investor knowledge of the companies and the companies’ limited operating histories. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

DEBT SECURITIES

U.S. Government Obligations

The Fund may invest in U.S. Government securities. U.S. Government securities include (a) Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (b) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (i) the full faith and credit of the U.S. Government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks); (iii) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as Federal National Mortgage Association)); or (iv) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as Federal Home Loan Mortgage Corporation)).

U.S. Government securities also include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the 2008 market crisis or otherwise.

In the case of U.S. Government obligations backed solely by the issuing or guaranteeing agency or instrumentality itself, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, if it is not obligated to do so.

Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market values of the securities it issues. Therefore, the market values of such securities will fluctuate in response to changes in interest rates. As a general matter, the values of debt instruments, including U.S. Government obligations, decline when market interest rates increase and rise when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed as the conservator of Freddie Mac and Fannie Mae for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations. There can be no guarantee that the federal government will continue to provide assistance to Fannie Mae and Freddie Mac or that it will not change the terms of its obligations.

Short-Term Investments

The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollars. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. These short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks are subject to governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions, government policy (including emergency reasons) and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, are limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness.

In addition to purchasing certificates of deposit and bankers’ acceptances, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Sub-Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Sub-Advisor may actively expose the Fund to credit risk. However, there can be no guarantee that the Sub-Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Debt Securities

Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as LIBOR. This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. Certain additional risk factors related to debt securities are sensitivity to interest rate and economic changes, payment expectations, and liquidity and valuation.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation. There may be limited trading in the secondary market for particular debt securities, which may adversely affect the Fund’s ability to accurately value or sell such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities. The Sub-Advisor attempts to reduce the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolio may also be affected. In addition, decreases since 2007 in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

OTHER INVESTMENTS

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When the Sub-Advisor believes that the price of a particular security held by the Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Fund will incur transaction costs to open, maintain and close short sales against the box.

To the extent the Fund sells securities short (except in the case of short sales “against the box”), it is required to segregate an amount of cash or liquid securities on its records equal to the market price of the securities sold short. The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account is at least equal to the market value of the securities sold short. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Investment Company Securities

The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, the Fund and any companies controlled by the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. The Fund may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•
The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.
the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.
the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange Traded Funds (“ETFs”)

The Fund may invest in ETFs, which are investment companies the primary objectives of which generally are to achieve the same rate of return, or the inverse rate of return, as particular market indices while trading throughout the day on an exchange. Certain risks of investing in an ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index), and the risk that because an ETF is not actively managed, it cannot sell poorly performing stocks as long as they are represented in the index. Other ETF risks include the risk that ETFs may trade in the secondary market at discounts from their net asset values per share (“NAVs”) and the risk that the ETFs may not be liquid. Furthermore, there may be times when the exchange on which an ETF is listed halts trading, in which case the Fund would be unable to sell its shares of the ETF until trading is resumed. In addition, because ETFs often invest in portfolios of common stocks and “track” designated indexes, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments could expose investors in ETFs to unknown risks.

Exchange Traded Notes (“ETNs”)

An investment in an ETN involves risks, including possible loss of principal. An ETN is an unsecured debt security issued by a bank that is linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors.

Derivatives

The Fund may, but is not required to, utilize certain derivatives contracts during temporary defensive periods to hedge the portfolio and mitigate risk. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Sub-Advisor had been sufficiently hedged with respect to such position. If the Sub-Advisor’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability and performance of derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and credit default index swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. The Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to over the counter (“OTC”) derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

The derivative contracts that the Fund may use include:

Swap Transactions. The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”. A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, the Fund will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents. If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Options Transactions. The Fund may invest in put and call options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Fund, other investment vehicles advised by the Sub-Advisor and other clients of the Sub-Advisor may be considered such a group. Position limits may restrict the Fund’s ability to purchase or sell options on particular securities and on stock indices. Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options may also be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the Fund.

The Fund may write “covered” calls and “covered” puts on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities. In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if the Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is “covered” if the Fund maintains cash, treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian.

Options on Stock Indices. The Fund may write call options on broadly based stock market indices only if at the time of writing it holds a portfolio of stocks. When the Fund writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian any combination of cash, cash equivalents or “qualified securities” with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a securities exchange or on the NASDAQ against which the Fund has not written a call option and which has not been hedged by the sale of stock index futures.

Futures and Options on Futures. The Fund may use interest rate, foreign currency, index and other futures contracts. The Fund may also use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits.

Futures and options on futures are regulated by the Commodity Futures Trading Commission (“CFTC”). The Fund invests in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase of a new position are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Regulation 4.5. Therefore, as of the date of this SAI, neither the Trust nor the Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, the Advisor is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Fund. In the future, if the Fund’s use of futures, options on futures, or swaps requires the Advisor to register as a commodity pool operator with the CFTC, the Advisor will do so at that time.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Stock Index Futures. The Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Over the Counter Derivatives Transactions. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, established a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-Advisor and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third-party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

Temporary Investments - Defensive Positions

If market conditions, tactical portfolio trading considerations or other financial or business conditions occur which in the judgment of the Sub-Advisor could result in the long term impairment of the Fund’s assets with respect to all or a portion of the Fund’s portfolio, the Sub-Advisor may, but is not required to, implement strategies to place the portfolio or individual securities in the portfolio in defensive posture for a period of time (a “temporary defensive period”) until, in the Sub-Advisor’s assessment, such condition or circumstance has abated. In the case of a perceived impairment with respect to all or a portion of the Fund’s portfolio, the Fund may, but is not required to, use various strategic transactions in order to hedge the portfolio or individual securities in the portfolio and mitigate risks with respect to individual MLPs, sub-classes of MLP investments or as to the portfolio taken as a whole. These strategies are limited to a maximum of 30% of the Fund’s net asset value and may be executed through the use of derivative contracts including the purchase and sale of exchange-listed and over-the-counter put and call options on securities and equity and fixed-income indices, and other instruments including exchange-traded funds and exchange-traded notes. The Fund may also engage in short sales and total return swaps with certain counterparties that offer returns based upon the underlying performance of a single security or a basket of securities. The Fund may also enter into other derivative transactions including new techniques, instruments or strategies that are permitted as regulatory changes occur.

Borrowing

The Fund does not intend to borrow funds for investment purposes. The Fund may, from time to time, borrow funds over the short term for working capital needs to provide liquidity for distributions or redemption requests in a timely manner so as to avoid short term trading activity that may be harmful to Fund shareholders. Under the 1940 Act, the Fund may borrow for temporary purposes and/or for investment purposes subject to certain restrictions. Such a practice would result in leveraging of the Fund’s assets and could cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. Such borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Trust’s Board of Trustees (the “Board”) or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Advisor the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Advisor to consider to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods. A considerable period of time may elapse between the Fund’s decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline. Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of the Fund’s net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Cyber Security Risk

Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund, the Advisor or the Sub-Advisor, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cybersecurity plans or systems implemented by its service providers.

Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

INVESTMENT RESTRICTIONS

Fundamental Policies

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority,” of the outstanding voting securities of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Fund may not:

•
issue senior securities or borrow money, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (for purposes of clarity, this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements);

•	act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

•
invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry, except that the Fund will concentrate (that is, invest 25% or more of its total assets) in the energy infrastructure industry and the energy industry (including MLPs that concentrate in those industries), and the Fund may invest 25% or more of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

•
purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate MLPs and real estate investment trusts (REITs);

•
make loans of money, except (i) for purchases of debt securities consistent with the investment policies of the Fund, (ii) by engaging in repurchase agreements or, (iii) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

•
purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; may purchase or sell precious metals directly, and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

Non-Fundamental Policies

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Sub-Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which are subject to general supervision by the Advisor and the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Charles H. Miller, Ashley Toomey Rabun and William H. Young are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	77	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-2015).	77	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	77	None.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Interested Trustees:
John P. Zader a ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Eric M. Banhazlb† (born 1957) Trustee Vice President	Since January 2008 December 2007 to March 2016	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund.	77	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer Secretary and Assistant Treasurer	Since March 2016 December 2007 to March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel (October 2015 – present), Mutual Fund Administration, LLC. Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
		N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Compensation

Each Independent Trustee and Mr. Zader receives from the Trust a quarterly retainer of $29,000, and $4,000 for each special in-person meeting attended and $1,000 for each telephonic meeting attended at which Board action is taken. In addition, Ms. Rabun receives an additional annual retainer of $25,000 for serving as Chairperson of the Board; each of Mr. Young and Mr. Miller receives an additional annual retainer of $10,000 for serving as Audit Committee Chair and Valuation Committee Chair, respectively; and Mr. Miller, who serves as Chair of the Nominating and Governance Committee (the “Nominating Committee”), receives a fee of $1,000 for each meeting of that Committee. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Independent Trustees.

Name of Person/Position	Aggregate Compensation From the Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust (71 Funds) Paid to Trustees[1]
Independent Trustees:
Charles H. Miller, Trustee and Nominating Committee and Valuation Committee Chair	$3,907	None	None	$103,500
Ashley Toomey Rabun, Trustee and Chairperson	$4,155	None	None	$110,250
William H. Young, Trustee and Audit Committee Chair	$3,907	None	None	$103,500
Interested Trustee:
John P. Zader, Trustee	$3,587	None	None	$95,000

[1]	For the fiscal year ended November 30, 2015.

Mr. Banhazl is not compensated for his service as Trustee because of his affiliation with the Trust. Officers of the Trust are not compensated by the Fund for their services.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Banhazl and Zader, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Messrs. Banhazl and Zader, their current and former positions with the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•
Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

•
Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

•
Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the various series of the Trust. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees: the Audit Committee, the Nominating Committee, and the Valuation Committee.

•
The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or the series’ financial statements and to assist the Board’s oversight of the integrity of the series’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young. It does not include any Interested Trustees. The Audit Committee met twice during the fiscal year ended November 30, 2015 with respect to the Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

•
The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board and meets from time to time as needed. The Nominating Committee will consider nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Miller. The Nominating Committee did not meet during the fiscal year ended November 30, 2015.

•
The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees and is chaired by Mr. Miller, but action may be taken by any one of the Trustees. The Valuation Committee did not meet during the fiscal year ended November 30, 2015 with respect to the Fund.

Independent Trustees comprise 60% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Advisor, the Sub-Advisor and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (the “CCO”), the Advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees

Certain information regarding ownership by the Trustees of the Fund and other series of the Trust as of December 31, 2015 is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Charles H. Miller	None	$10,001-$50,000
Ashley Toomey Rabun	None	None
William H. Young	None	None

Interested Trustees:
John P. Zader	None	None
Eric M. Banhazl	None	Above $100,000

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. To the best knowledge of the Trust, the control persons and principal shareholders of the Fund are set forth in the following table.

Control Persons	Jurisdiction	% of Total Outstanding Shares of the Class as of March 2, 2016
Morgan Stanley Smith Barney	NJ	43.28%
First Clearing LLC	MO	27.20%

Shareholders	Percentage of Total Outstanding Shares of the Class as of March 2, 2016
Class A
First Clearing LLC Saint Louis, MO 63103	31.52%
Morgan Stanley Smith Barney Jersey City, NJ 07311	28.37%
UBS WM USA Weehawken, NJ 07086	15.53%

Class C
First Clearing LLC Saint Louis, MO 63103	39.68%
Morgan Stanley Smith Barney Jersey City, NJ 07311	30.01%
UBS WM USA Weehawken, NJ 07086	17.86%

Institutional Class
Morgan Stanley Smith Barney Jersey City, NJ 07311	58.37%
UBS WM USA Weehawken, NJ 07086	16.71%
First Clearing LLC Saint Louis, MO 63103	16.58%

As of March 2, 2016, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Independent Trustees nor members of their immediate families own securities beneficially or of record in the Advisor, the Sub-Advisor, the Fund’s distributor, Foreside Fund Services, LLC (the “Distributor”), or any of their respective affiliates.

Advisor

The Advisor, Liberty Street Advisors, Inc., located at 100 Wall Street, 20th Floor, New York, NY 10005, serves as investment advisor to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). The Advisor is a corporation organized in New York. The Advisor is privately owned and the controlling interests of the Advisor are held by Raymond A. Hill III, Timothy Reick, Victor J. Fontana and Scott Daniels.

Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with investment advice, makes recommendations with respect to the selection and continued employment of the Sub-Advisor to manage the Fund’s assets, supervises the investment program of the Fund and the composition of its investment portfolio, reviews investment performance and adherence to compliance procedures, and oversees the investments made by the Sub-Advisor. The Advisor also continuously monitors the Sub-Advisor’s compliance with the Fund’s investment objective, policies and restrictions. Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund.

Sub-Advisor

The Advisor has entered into a sub-advisory agreement with Coast Capital Advisors, LP with respect to the Fund (the “Sub-Advisory Agreement”). Subject to the oversight of the Board and the Advisor, the Sub-Advisor makes decisions regarding the investment and reinvestment of the Fund’s assets.

The Sub-Advisor is a limited partnership organized in Delaware. The Sub-Advisor is independent and privately owned with the controlling interest indirectly held by active employees.

The Advisor compensates the Sub-Advisor out of the investment advisory fees the Advisor receives from the Fund. The Sub-Advisor makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Advisor.

Fees

For services rendered by the Advisor under the Advisory Agreement, the Fund pays the Advisor a fee, payable monthly, in an annual amount equal to 1% of the Fund's average daily net assets. The Sub-Advisor’s fee, payable monthly, is equal to 50% of the Advisor's fee, net of reductions for fees waived by the Advisor and/or expense reimbursements made by the Advisor to the Fund, if any, and certain other organizational and operational expenses, if any, that may be incurred by the Advisor for services rendered to the Fund.

The Fund has paid the following advisory fees to the Advisor:

	Advisory Fees Accrued	Advisory Fees (Waived)/Recouped	Advisory Fee Retained
For the fiscal year ended November 30, 2015	$29,767,484	$0	$29,767,484
For the fiscal year ended November 30, 2014	$27,762,044	$0	$27,762,044
For the fiscal year ended November 30, 2013	$16,947,569	$442,924	$17,390,493

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Funds for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Funds; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

 The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) of the Fund do not exceed 1.50%, 2.25% and 1.25% of the average daily net assets for Class A Shares, Class C Shares, and Institutional Class Shares, respectively. This agreement will remain in effect until March 31, 2017, and it may be terminated before that date only by the Board of Trustees. For the Fund’s fiscal year ended November 30, 2015, such fee waiver or expense absorption was not necessary as the total annual fund expenses (excluding deferred income tax expense) were 1.47%, 2.22% and 1.22% for the Fund’s Class A, Class C, and Institutional Class Shares, respectively.

Any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period ending three full fiscal years after the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from the Fund if the aggregate amount of operating expenses for such fiscal year, as accrued each month, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by the Fund in a fiscal year to exceed the applicable limitation on Fund expenses. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

In addition to receiving its advisory fee from the Fund, the Advisor or Sub-Advisor may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Advisor or Sub-Advisor with assets invested in the Fund, the Advisor or Sub-Advisor will credit an amount equal to all or a portion of the fees received by the Advisor or Sub-Advisor against any investment management fee received from you.

Advisory Agreement

The Advisory Agreement will continue from year to year if approved annually (i) by the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the Trustees who are not "interested persons" of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement provides that in the absence of a breach of fiduciary duty with respect to the receipt of compensation for services or willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties and obligations (each, a “disqualifying act”), the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Sub-Advisory Agreement

The Sub-Advisory Agreement will remain in effect for an initial two-year period. After its initial two-year period, the Sub-Advisory Agreement for the Fund will continue in effect if approved annually (i) by the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the Trustees who are not "interested persons" of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement provides that the Sub-Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in the absence of a disqualifying act. The Sub-Advisory Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act), and is terminable without penalty on 60 days’ written notice by the Sub-Advisor, or by either a majority vote of the Fund’s shareholders or a majority vote of the Board, including a majority of the Independent Trustees.

Other Accounts Managed by the Portfolio Managers

As of November 30, 2015, information on other accounts managed by portfolio managers is as follows:

Dan C. Tutcher

			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	2	$221.3 mm	--	$-
Other Pooled Investments	--	$-	1	$59.9 mm
Other Accounts	1,079	$698.2 mm	--	$-

Robert T. Chisholm

			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	2	$221.3 mm	--	$-
Other Pooled Investments	--	$-	1	$59.9 mm
Other Accounts	1,079	$698.2 mm	--	$-

Jeff Jorgensen

With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	--	$-	--	$-
Other Pooled Investments	--	$-	--	$-
Other Accounts	--	$-	--	$-

As of April 1, 2016, the following individuals are no longer portfolio managers of the Fund. As of November 30, 2015, information on other accounts managed by these individuals is as follows:

Steven W. Sansom

			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	--	$-	--	$-
Other Pooled Investments	--	$-	1	$59.9 mm
Other Accounts	3,406	$2,198.2 mm	--	$-

Darrell L. Horn

With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	--	$-	--	$-
Other Pooled Investments	--	$-	--	$59.9 mm
Other Accounts	3,406	$2,198.2 mm	--	$-

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Advisor seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Advisor has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, the Sub-Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account(s) involved.

The Sub-Advisor has adopted certain compliance procedures which are designed to address these types of conflicts, including policies and procedures designed to ensure allocation of trades among all clients on a fair and equitable basis, taking into account the clients’ investment objectives and the objectives set forth in the respective offering documents. Generally, all of the Sub-Advisor’s investment strategies consist of a “core” energy MLP and infrastructure component. The Fund generally holds only these core MLP and infrastructure investments, while other accounts managed by the Sub-Advisor may also invest in “opportunistic” investments. Core investments are generally longer term holdings in energy MLPs and infrastructure companies that meet certain fundamental, qualitative criteria established by the Sub-Advisor’s Investment Committee. Opportunistic investments are generally expected to be shorter term holdings and represent technical valuation trading opportunities or the participation in initial public offerings (“IPOs”) or secondary offerings in MLPs or companies deemed not to meet the criteria of a core holding. The Fund does not participate in the Sub-Advisor’s opportunistic investments. The Fund may participate in IPOs and secondary offerings only for core holdings. The portfolio managers of the Sub-Advisor determine which securities are deemed core and opportunistic and these decisions are reviewed with and confirmed by the Sub-Advisor’s Investment Committee.

Dan C. Tutcher, a principal of the Sub-Advisor and portfolio manager of the Fund, presently serves on the board of Enbridge, Inc. (NYSE:ENB). Enbridge, Inc. is the parent company of Enbridge Energy Partners, LP (NYSE:EEP) and Enbridge Energy Management LLC (NYSE:EEQ), each of which is an MLP. As a board member, Mr. Tutcher attends quarterly board meetings for Enbridge, Inc. To avoid the appearance of any conflict of interest, the Sub-Advisor currently has procedures in place that prohibit the Sub-Advisor from making investments in or trading in securities of Enbridge, Inc. and any Enbridge, Inc. affiliates. This policy includes the portfolio of the Fund.

Though the Sub-Advisor has such procedures in place to address conflicts of interest, there is no guarantee that the Sub-Advisor’s procedures will detect each and every situation in which a conflict arises.

Compensation. The portfolio managers are not directly compensated for their work with respect to the Fund; however, each portfolio manager is a principal and equity owners of the Sub-Advisor and therefore benefits indirectly from the revenue generated from the Sub-Advisory Agreement through his receipt of distributions from the Sub-Advisor. The portfolio managers are not entitled to any deferred benefits.

Ownership of the Fund by the Portfolio Managers. The following chart sets forth the dollar range of Fund shares owned by each portfolio manager as of November 30, 2015:

Name of Portfolio Manager	Dollar Range of Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Dan C. Tutcher	$10,001 - $50,000
Robert T. Chisholm	$10,001 - $50,000
Steven W. Sansom	$10,001 - $50,000
Darrell L. Horn	$10,001 - $50,000
Jeff Jorgensen	$100,001 - $500,000

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 W. Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund. The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

As compensation for their services, the Fund pays the Co-Administrators an administration fee payable monthly at the annual rate set forth below as a percentage of the Fund’s average daily net assets:

Net Assets	Rate
First $500 million	0.06%
Assets over $500 million	0.05%

The Fund paid the following co-administrator fees:

Co-Administration Fees
For the fiscal year ended November 30, 2015	$1,573,217
For the fiscal year ended November 30, 2014	$1,360,448
For the fiscal year ended November 30, 2013	$789,208

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out‑of‑pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 is the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and the performance of related tax services.

Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 300 South Grand Avenue, 22nd Floor, Los Angeles, California 90071, serves as counsel to the Trust and provides counsel on legal matters relating to the Fund. Morgan Lewis also serves as independent legal counsel to the Independent Trustees.

Distribution Agreement

Foreside Fund Services, LLC is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with the Trust, the Advisor, the Sub-Advisor or any other service provider for the Fund.

Under a Distribution Agreement with the Trust dated September 30, 2014 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

The following table shows the aggregate amount of brokerage commissions paid and amounts received by the Distributor:

Class	Amount of Commissions	Amount Received
Class A	$2,529,148	$--

The Distributor does not retain sales charges for the sale of the Fund’s Class A Shares. Pursuant to the Distribution Agreement, should amounts be retained by the Distributor, such amounts would not be held for profit at the Distributor, but instead would be used solely for distribution-related expenditures.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that provides for Fund assets to be used for the payment for distribution services for Class A Shares and Class C Shares. The 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The 12b-1 Plan also provides for the payment of service fees in connection with the provision of post-sales shareholder liaison services to holders of Class A Shares and Class C Shares, as defined in FINRA regulations, including personal services such as responding to customer inquiries, and services related to the maintenance of shareholder accounts. Because 12b-1 fees are paid out of Fund assets attributable to Class A Shares and Class C Shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges. The 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Distributor does not retain any 12b-1 fees for profit. All 12b-1 fees are held in a retention account by the Distributor to pay for and/or reimburse the Fund, the Advisor and its related parties for distribution-related expenditures.

The 12b-1 Plan provides that the distribution fees paid by each of Class A Shares and Class C Shares of the Fund may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor, including pension administration firms that provide distribution services and broker-dealers that engage in the distribution of the shares of such Class of the Fund; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Fund; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Fund; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Class of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Fund; and (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Fund. Such expenses shall be deemed incurred whether paid directly by the Distributor or by a third party to the extent reimbursed therefor by the Distributor.

The 12b-1 Plan provides that the administrative service fees paid by Class A or Class C Shares of the Fund may be used to pay for any administrative expenses that are not primarily intended to result in the sale of shares of such Class and are not otherwise provided by the Trust’s transfer agency or other servicing arrangements, including: (a) establishing and maintaining accounts and records; (b) processing purchase and redemption transactions; (c) answering routine inquiries regarding the Fund and its special features; (d) providing assistance to investors in changing dividend and investment options, account designations and addresses; and (e) such other administrative services as the Fund or the Distributor may reasonably request.

The 12b-1 Plan may not be amended to materially increase the amount to be paid by the Fund’s Class A Shares or Class C Shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The 12b-1 Plan shall continue in effect indefinitely with respect to a Class, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such Class. The 12b-1 Plan may be terminated with respect to a Class at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of such Class.

If the 12b-1 Plan is terminated for the Fund’s Class A Shares or Class C Shares in accordance with its terms, the obligation of the Fund to make payments pursuant to the 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor other than fees already payable under the 12b-1 Plan, if the 12b-1 Plan is terminated in accordance with its terms for any reason.

The following table shows the 12b-1 fees paid pursuant to the 12b-1 Plan:

12-1 Fees ($)
Class A	1,291,179
Class C	10,068,360

Shareholder Service Plan

The Board has adopted, on behalf of the Fund, a Shareholder Service Plan (the “Service Plan”) under which the Advisor will provide or arrange for others (such as banks, trust companies, broker-dealers or other financial intermediaries (each, a “Service Organization”)) to provide certain specified non-distribution shareholder servicing functions for Fund shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Fund; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Fund on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to Fund shares; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Advisor may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations. The Fund will pay the Advisor or Service Organizations, as applicable, at an annual rate of up to 0.15% of the Fund’s average daily net assets, payable monthly. For the fiscal year ended November 30, 2015, the Fund paid $2,307,257 in shareholder servicing fees.

Marketing and Support Payments

The Advisor or the Sub-Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide cash payments to certain financial intermediaries who sell shares of the Fund. These payments are in addition to other fees described in the Fund’s Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Fund on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Fund.

Dealer Reallowances

The Fund’s Class A shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Fund. The Distributor does not retain sales charges for the sale of the Fund’s Class A Shares. If the Distributor did retain sales charges, the Advisor's affiliated broker-dealer, HRC Fund Associates, LLC ("HRC") may receive sales charges from the Fund's Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund's Distributor. For the fiscal year ended November 30, 2015, HRC did not receive any sales charge or distribution fees from the Distributor pursuant to the wholesaling agreement. In addition, HRC markets the Fund shares pursuant to a marketing agreement with the Advisor. The Advisor pays HRC out of its own resources and without additional cost to the Fund or its shareholders. Under both the wholesaling agreement and the marketing agreement, HRC markets the Fund to financial intermediaries, who in turn may recommend the Fund for purchase to their clients. HRC may also market the Fund to institutional investors. More detailed information on the sales charge and its application is contained in the Prospectus.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Sub-Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. When possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Sub-Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Sub-Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Sub-Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Sub-Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Sub-Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Sub-Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Sub-Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Sub-Advisor’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Sub-Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Sub-Advisor’s other client accounts. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Sub-Advisor, taking into account the respective sizes of the accounts, the amount being purchased or sold in relation to Sub-Advisor’s target position in that particular security for the Fund and the client accounts, and cash position. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers in recognition of the broker’s sale of Fund shares. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

The Fund paid the following brokerage commissions:

Broker Commissions

For the fiscal year ended November 30, 2015	$1,324,519
For the fiscal year ended November 30, 2014*	$1,390,016
For the fiscal year ended November 30, 2013	$395,587

For the fiscal years ended November 30, 2013, November 30, 2014 and November 30, 2015, the Fund did not have any soft dollar arrangements with any brokers. The difference in brokerage commissions paid for the fiscal year ended November 30, 2014, from the commissions paid for the fiscal year ended November 30, 2013, was due to an increase in portfolio turnover during the 2014 fiscal year. The merger of three of the Fund’s larger portfolio constituents resulted in the sales of securities to reduce overall exposure to a single entity. During the 2014 fiscal year, the Sub-Advisor also exited certain other positions in their entirety. Lastly, above average market volatility in the fourth quarter of 2014 resulted in increased purchases and sales to take advantage of market opportunities.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Sub-Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

The Fund’s portfolio turnover rate for the fiscal years ended November 30, 2015, and November 30, 2014, were 51% and 55%, respectively.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Fund’s proxies to the Sub-Advisor, subject to the Board’s continuing oversight. The Trust Policies require that the Sub-Advisor vote proxies received in a manner consistent with the best interests of the Fund. The Trust Policies also require the Sub-Advisor to present to the Board, at least annually, the Sub-Advisor’s Proxy Voting Policies and Procedures (“Sub-Advisor Policies”) and a record of each proxy voted by the Sub-Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Sub-Advisor as involving a conflict of interest. See Appendix B for the Trust Policies and Sub-Advisor Policies. The Trust Policies and Sub-Advisor Policies are intended to serve as a guideline and to further the economic value of each security held by the Fund. The Trust’s CCO will review Trust Policies and Sub-Advisor Policies on a regular basis. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Sub-Advisor’s interests and the Fund’s interests, the Sub-Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30 each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling the Fund at (877) 766-0066 and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Trust. The Disclosure Policy applies to the Fund, Advisor, Sub-Advisor and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Morgan Lewis, and the Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning the Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor or Sub-Advisor to the Fund’s shareholders. The Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor, Sub-Advisor or any affiliated person of the Advisor or Sub-Advisor) in connection with the disclosure of portfolio holdings information of the Fund. The Fund’s Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to the Fund's public website (www.libertystreetfunds.com) or (2) disclosed in periodic regulatory filings on the SEC's website (www.sec.gov). Management of the Fund may make publicly available its portfolio holdings on the Fund’s website no earlier than five days following the effective date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc., if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. The Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, the Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

The Fund’s Sub-advisor and its affiliates provide investment advice to clients other than the Fund that have investment objectives that may be substantially similar to those of the Fund. These clients also may have portfolios consisting of holdings substantially similar to those of the Fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Fund’s investment adviser or the Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

Current Arrangements Regarding Disclosure of Portfolio Holdings As of the date of this SAI, the Trust or the Fund has on-going business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) Liberty Street Advisors, Inc. (the Advisor), Center Coast Capital Advisors, LP (the Sub-Advisor), MFAC and UMBFS (the Trust's Co-Administrators) and UMB Bank, n.a. (the Custodian) pursuant to investment management, sub-advisory, administration and custody agreements, respectively, under which the Fund’s portfolio holdings information is provided daily on a real-time basis (i.e., with no lag time); (ii) Tait, Weller & Baker LLP (Independent Registered Public Accounting firm), Morgan Lewis (legal counsel) and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iii) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

DETERMINATION OF NET ASSET VALUE

The NAV of each class of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern Time) each business day. The NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of each class is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

An example of how the Fund calculated the NAV as of November 30, 2015 is as follows:

Class A Shares
$416,593,108	$8.30
50,221,769

Class C Shares
$841,555,136	$7.91
106,387,748

Institutional Class
$1,144,975,961	=	$8.38
136,646,673

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Sub-Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Sub-Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Fund’s fair value methodology. The Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus. Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares. However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, the Fund may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, the Fund may postpone payment of the redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemptions In Kind. The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities were included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

This section and the discussion in the Prospectus (see section headed “Taxation”) provide a summary of certain U.S. federal income tax considerations generally applicable to U.S. Shareholders (as defined in the Prospectus) that acquire shares pursuant to this offering and that hold such shares as capital assets (generally, for investment). The discussion is based upon the Code, Treasury Regulations, judicial authorities, published rulings and procedures of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund, nor does it address all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of shares, as well as the effects of state, local and non-U.S. tax laws.

The Fund

The Fund is not and will not be eligible to elect to be treated as a regulated investment company under the Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships (such as MLPs in which the Fund invests). As a result, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, and generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (at a maximum rate of 35%). In addition, as a regular corporation, the Fund may be subject to state and local taxes in multiple states by reason of its investments in equity securities of MLPs. Therefore, the Fund may have state and local tax liabilities in multiple states, which will reduce the Fund’s cash available to make distributions on the shares. The Fund may be subject to a 20% federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular federal income tax liability. The extent to which the Fund is required to pay U.S. federal, state or local corporate income, franchise, alternative minimum or other corporate taxes could materially reduce the Fund’s cash available to make distributions on the shares.

Certain Fund Investments

MLP Equity Securities. MLPs are similar to corporations in many respects, but differ from them in others, especially in the way they are treated for U.S. federal income tax purposes. A corporation is required to pay U.S. federal income tax on its income, and, to the extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are required to pay U.S. federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. An MLP is generally not subject to tax as a corporation. An MLP is treated for U.S. federal income tax purposes as a partnership, which means no U.S. federal income tax is paid by the MLP. A partnership’s income, gains, losses, expenses and tax credits are in effect considered earned by all of its partners and are generally allocated among all the partners in proportion to their interests in the partnership. Each partner takes into account in its own tax return its share of the partnership’s income, gains, losses, expenses and tax credits, and is responsible for any resulting tax liability, regardless of whether the partnership distributes cash to the partners. A cash distribution from a partnership is not itself taxable to the extent it does not exceed the distributee partner’s tax basis in its partnership interest and is generally treated as capital gain to the extent any cash distributed to a partner exceeds the partner’s tax basis (see description below as to how an MLP investor’s tax basis is calculated) in the partnership. Partnership income is thus said to be taxed only at one level—at the partner level.

MLPs are publicly traded partnerships under the Code. The Code generally requires publicly traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly traded partnership satisfies certain requirements, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. Specifically, if a publicly traded partnership receives 90 percent or more of its income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for federal income tax purposes. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or industrial source carbon dioxide. The MLPs in which the Fund will invest are expected to be treated as partnerships for tax purposes.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to take into account the Fund’s allocable share of the income, gains, losses, deductions, expenses and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. As described above, MLP distributions to partners are not taxable unless the cash amount distributed exceeds the distributee partner’s basis in its MLP interest. The Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the net taxable income allocated to the Fund from such MLPs because of tax deductions such as depreciation, amortization and depletion that will be allocated to the Fund from the MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such assets. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (at a maximum rate of 35%), regardless of how long the Fund has held such assets. The amount realized by the Fund in any case generally will be the amount paid by the purchaser of the asset plus, in the case of MLP equity securities, the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will decrease the Fund’s tax basis in its MLP investments and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. A portion of any gain or loss recognized by the Fund on a disposition of an MLP equity security (or by an MLP on a disposition of an underlying asset) may be separately computed and taxed as ordinary income or loss under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. As a corporation, the Fund’s capital gains will be taxed at ordinary income rates, so treatment of gains as ordinary income will not cause the gains to be taxed at a higher rate. Nevertheless, the Fund’s net capital losses may only be used to offset capital gains and therefore could not be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain.

Any capital losses that the Fund recognizes on a disposition of an equity security of an MLP can only be used to offset capital gains that the Fund recognizes. Any capital losses that the Fund is unable to use may be carried back for three taxable years and forward for five taxable years to reduce the Fund’s capital gains in such years. Because (i) the periods for which capital losses may be carried back and forward are limited and (ii) the disposition of an equity security of an MLP may be treated, in significant part, as ordinary income, capital losses incurred by the Fund may expire without being utilized.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income. Such items may increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Other Investments. The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary versus capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses. These provisions also (a) may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income prior to receiving corresponding amounts of cash.

If the Fund invests in debt obligations having original issue discount, the Fund may recognize taxable income from such investments in excess of any cash received therefrom.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments. Shareholders will not be entitled to claim credits or deductions on their own tax returns for foreign taxes paid by the Fund.

U.S. Shareholders

Distributions. Distributions by the Fund of cash or property in respect of the shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt. Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) are eligible for U.S. federal income taxation at reduced rates generally applicable to long-term capital gains for individuals, provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of, and in reduction of, the U.S. Shareholder’s tax basis in the shares, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares for more than one year. The portion of the distribution received by the U.S. Shareholder from the Fund that is treated as a return of capital will decrease the U.S. Shareholder’s tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the U.S. Shareholder for tax purposes on the later sale of such Fund shares. The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Advisor or the Sub-Advisor (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, or changes in tax laws). The return of capital portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund’s distributions that is considered return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.

U.S. Shareholders that receive distributions in shares rather than in cash will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the fair market value of the shares received and (ii) reinvested such amount in shares.

Redemptions. The Fund expects that redemptions of shares will generally be treated as taxable sales or exchanges. A redemption of shares will generally be treated as a taxable sale or exchange of such shares for tax purposes, provided (a) the redemption is not essentially equivalent to a dividend, (b) the redemption is a substantially disproportionate redemption, (c) the redemption is a complete redemption of a shareholder’s entire interest in the Fund, or (d) the redeeming shareholder is not a corporation and the redemption is in partial liquidation of the Fund.

Upon a redemption treated as a sale or exchange, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount received in the redemption and the U.S. Shareholder’s adjusted tax basis in the shares. A U.S. Shareholder’s adjusted tax basis in its shares may be less than the price paid for the shares as a result of distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits (i.e., returns of capital). Any such capital gain or loss will be long-term capital gain or loss if the U.S. Shareholder has held the shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are subject to U.S. federal income taxation at reduced rates. The deductibility of capital losses is subject to limitations under the Code. Redemptions that do not qualify for sale or exchange treatment will be treated as described under “Distributions” above.

Medicare Contribution Tax. A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Annual tax statement. Each year, the Fund will send you an annual tax statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. When necessary, the Fund will send you a corrected Form 1099 to reflect reclassified information.

UBTI. Under current law, an investment in shares will not generate unrelated business taxable income (“UBTI”) for tax-exempt U.S. Shareholders, provided that the tax-exempt U.S. Shareholder does not incur “acquisition indebtedness” (as defined for U.S. federal income tax purposes) with respect to the shares. A tax-exempt U.S. Shareholder would recognize UBTI by reason of its investment in the Fund if the shares constitute debt-financed property in the hands of the tax-exempt U.S. Shareholder.

Tax Certification and Backup Withholding. Tax certification and backup withholding tax laws may require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your dividends and sales proceeds unless you:

·    provide your correct Social Security or taxpayer identification number,
·    certify that this number is correct,
·    certify that you are not subject to backup withholding, and
·    certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. Non-U.S. investors have special U.S. tax certification requirements.

GENERAL INFORMATION

Investment Managers Series Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. With respect to the Fund, the Trust currently offers three classes of shares, Class A Shares, Class C Shares and Institutional Class Shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre‑emptive or conversion rights. Shares when issued are fully paid and non‑assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two‑thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a series of the Trust or is otherwise immaterial in nature. Other shareholder communications received by the series of the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each of its Trustees which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee's service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust, the Advisor and the Sub-Advisor have adopted Codes of Ethics under Rule 17j‑1 of the 1940 Act. These codes of ethics generally permit, subject to certain conditions, personnel of those entities to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Fund’s Annual Report to shareholders for the fiscal year ending November 30, 2015, which includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, Statement of Assets and Liabilities”, “Statement of Operations”, “Statement of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. A copy of the Fund’s Annual Report can be obtained at no charge by calling 1-877-766-0066 or writing the Fund.

APPENDIX A
DESCRIPTION OF SHORT-TERM RATINGS

Standard & Poor’s Corporation

A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A	Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB	Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

B	Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

CCC	Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.

C	The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r	The letter “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who’s principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

*	Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is applied to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A	An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB	An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB	As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Debt

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

Aaa	Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa	Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba,	B, Caa, Ca, and C Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (---) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)	When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note:	Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3	This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4	This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on Funds employed.

-	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

aaa	Preferred stocks which are rated “aaa” are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	Preferred stocks which are rated “aa” are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	Preferred stocks which are rated “a” are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	Preferred stocks which are rated “baa” are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	Preferred stocks which are rated “ba” are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

APPENDIX B
 PROXY VOTING POLICIES AND PROCEDURES

SUB-ADVISOR’S PROXY VOTING POLICIES AND GUIDELINES
CENTER COAST CAPITAL ADVISORS, LP

POLICY

It is the Firm's policy to accept responsibility to vote proxies on behalf of clients and to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest.

RESPONSIBILITY

Where the Firm has accepted responsibility to vote proxies on behalf a particular client, the Chief Investment Officer is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by the Firm (the "Proxy Voting Guidelines") and the Firm's policies and procedures.

PROCEDURES

The Firm will only cast proxy votes in a manner consistent with the best interest of its clients or, to the extent applicable, their beneficiaries. Absent special circumstances, which are further discussed below, all proxies will be voted consistent with the guidelines attached to the Compliance Manual on Exhibit E ("Proxy Voting Guidelines") and the Firm's policies and procedures. The Firm shall, in its Form ADV, generally disclose to clients information about these policies and procedures and how clients may obtain information on how the Firm voted their proxies when applicable. At any time, a client may contact the Firm to request information about how it voted proxies for their securities. It is generally the Firm's policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

The Firm's Proxy Voting Committee will be responsible for monitoring corporate actions, making proxy voting decisions, and ensuring that proxies are submitted in a timely manner. The Proxy Voting Committee may delegate the responsibility to vote client proxies to one or more persons affiliated with the Firm (such person(s) together with the Proxy Voting Committee are hereafter collectively referred to as "Responsible Voting Parties") consistent with the Proxy Voting Guidelines. Specifically, when the Firm receives proxy proposals where the Proxy Voting Guidelines outline its general position as voting either "for" or "against," the proxy will be voted by one of the Responsible Voting Parties in accordance with the Firm's Proxy Voting Guidelines. When the Firm receives proxy proposals where the Proxy Voting Guidelines do not contemplate the issue or otherwise outline its general position as voting on a case-by-case basis, the proxy will be forwarded to the Proxy Voting Committee, which will review the proposal and either vote the proxy or instruct one of the Responsible Voting Parties on how to vote the proxy.

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Parties may vote a proxy contrary to the Proxy Voting Guidelines if, in the sole determination of the Proxy Voting Committee, it is determined that such action is in the best interest of the Firm's clients. In the exercise of such discretion, the Proxy Voting Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

The Responsible Voting Parties will document the rationale for all proxy voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of the Firm's recordkeeping process. In performing its responsibilities the Proxy Voting Committee may consider information from one or more sources including, but not limited to, management of the company presenting the proposal, shareholder groups, legal counsel, and independent proxy research services. In all cases, however, the ultimate decisions on how to vote proxies are made by the Proxy Voting Committee.

Conflicts of Interest
The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Firm may provide services to accounts owned or controlled by companies whose management is soliciting proxies. The Firm, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

If the Responsible Voting Parties become aware of any potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Committee. Conflicts of interest will be handled in various ways depending on their type and materiality of the conflict. The Firm will take the following steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict:

•	Where the Proxy Voting Guidelines outline the Firm's voting position, as either "for" or "against" such proxy proposal, voting will be accordance with the its Proxy Voting Guidelines.
•	Where the Proxy Voting Guidelines outline the Firm's voting position to be determined on a "case-by-case" basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Committee depending upon the facts and circumstances of each situation and the requirements of applicable law:
o	Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or
o	Provide the client with sufficient information regarding the proxy proposal and obtain the client's consent or direction before voting.

Third Party Delegation
The Firm may delegate to a non-affiliated third party vendor the responsibility to review proxy proposals and make voting recommendations to the Firm. The Chief Investment Officer will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are made by the Committee.

Mutual Funds
In the event that the Firm acts as investment adviser to a closed-end and/or open-end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund.

Special Circumstances
The Firm may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where the Firm deems the cost of voting the proxy would exceed any anticipated benefit to the client; (ii) where a proxy is received for a client that has terminated the Firm's services; (iii) where a proxy is received for a security that the Firm no longer manages (i.e., the Firm had previously sold the entire position); and/or (iv) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

In addition, certain accounts over which the Firm has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Firm has investment discretion, however, the Firm shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

BOOKS AND RECORDS

In its books and records, the Firm will maintain a copy of the following documents:

•	Proxy statement that the Firm receives regarding client's securities;
•	Votes that the Firm casts on behalf of a client;
•	Any document the Firm created that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for such decision; and
•	Written client request for information on how the Firm voted proxies on behalf of the requesting client and a copy of the Firm's written response to any (written or verbal) client request for information on how the Firm voted proxies on behalf of the requesting client.

Exhibit E: Proxy Voting Guidelines

GENERAL POSITION	ISSUE
Directors, Executives & Employees
F	Uncontested Election of Director (Against for cause)
C	Contested Election of Director
F	Majority of Independent Directors
F	Board Committee membership exclusively of independent Directors
A	Directors required to own a minimum amount of company stock
A	Limit tenure of all Directors
F	Mandatory retirement age for all directors
F	D & O indemnification
A	Re-price management options
C	Stock based compensation for Directors
F	Employee stock purchase plans
F	Disclosure of Executive and Director pay
F	Shareholder ratification of golden parachutes
F	Shareholder approval to implement ESOP
F	401(k) savings plans for employees
C	Executive and Director compensation plans
C	Expensing Stock Options
C	Board Chairmanship independent of company management
Proxies & Tenders
A	Staggered or classified boards
F	Annual election of all directors
F	Shareholder ability to remove directors with or without cause
F	Shareholders electing directors to fill board vacancies
F	Cumulative Voting
A	Restriction of Shareholder ability to call special meetings
F	Shareholder's rights to act independent of management
F	Fixed size board
A	Management ability to alter size of board without shareholder approval
F	Submission of poison pill for shareholder ratification (for submission in order to vote against poison pill)
C	Redemption of poison pill
C	Fair price provisions
A	Supermajority for any significant issue
A	Annual option grants where total is more than 2% shares outstanding
C	Option grants where total is less than 2% shares outstanding
A	Instituting poison pills
F	Anti-greenmail charter or by-law amendments or other such restrictions
A	Dual class exchange offers or recaps or increases in authorized shares
T	Tender offers

Legend F - For A - Against C - Case-by-Case T - Take no action

Exhibit E: Proxy Voting Guidelines

GENERAL POSITION	ISSUE
Capital Structures
C	Increase shares of authorized common stock
C	Reverse stock splits
F	Requiring shareholder approval of "blank check" preferred stock
C	Authorization of preferred stock
F	Reduction of par value of common stock
C	Preemptive rights
C	Debt restructurings
C	Open market share repurchase plans
A	Creation of tracking stock
A	Opt in/out of state takeover statute
C	Mergers and acquisitions
C	Corporate restructurings, spin offs or asset sales
C	Liquidations
F	Approval rights
F	Corporate name change
Other Issues
F	Ratification of auditors
F	Requirement for auditor independence
F	Confidential voting
F	Equal access to proxy materials
A	Bundled proxy proposals
C	Shareholder advisory committees
F	Environment impact disclosure
F	Disclosure of military, political, employment practices
C	Blanket political, social, military principles
C	Mutual fund proxies

Legend F - For A - Against C - Case-by-Case T - Take no action

INVESTMENT MANAGERS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor shall perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Advisor shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a web site, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator within 15 days following the end of each calendar quarter. The Trust’s co-administrator, MFAC will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.